UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number 811-01424

AIM Equity Funds (Invesco Equity Funds)

(Exact name of registrant as specified in charter)

11 Greenway Plaza, Suite 1000 Houston, Texas 77046

(Address of principal executive offices) (Zip code)

Sheri Morris

11 Greenway Plaza, Suite 1000

Houston, Texas 77046

(Name and address of agent for service)

Registrant’s telephone number, including area code: (713) 626-1919

Date of fiscal year end: April 30

Date of reporting period: 10/31/2019

Item 1.	Reports to Stockholders.

Semiannual Report 10/31/2019

Invesco

Oppenheimer

Dividend

Opportunity Fund*

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund’s shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from the Fund or from your financial intermediary, such as a broker-dealer or bank. Instead, the reports will be made available on the Fund’s website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund electronically by contacting your financial intermediary (such as a broker-dealer or bank) or, if you are a direct investor, by enrolling at invesco.com/edelivery.

You may elect to receive all future reports in paper free of charge. If you invest through a financial intermediary, you can contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports. If you invest directly with the Fund, you can call 800 959 4246 to let the Fund know you wish to continue receiving paper copies of your shareholder reports. Your election to receive reports in paper will apply to all funds held with your financial intermediary or all funds held with the fund complex if you invest directly with the Fund.

*Prior to the close of business on May 24, 2019, the Fund’s name was Oppenheimer Dividend Opportunity Fund. See Important Update on the following page for more information.

Important Update

On October 18, 2018, Massachusetts Mutual Life Insurance Company, an indirect corporate parent of OppenheimerFunds, Inc. and its subsidiaries OFI Global Asset Management, Inc., OFI SteelPath, Inc. and OFI Advisors, LLC, announced that it had entered into an agreement whereby Invesco Ltd., a global investment management company would acquire OppenheimerFunds and its subsidiaries (together, “OppenheimerFunds”). After the close of business on May 24, 2019 Invesco Ltd. completed the acquisition of OppenheimerFunds. This Fund was included in that acquisition and as of that date, became part of the Invesco family of funds. Please visit invesco.com for more information or call Invesco’s Client Services team at 800-959-4246.

Class A Shares

AVERAGE ANNUAL TOTAL RETURNS AT 10/31/19

	Class A Shares of the Fund
	Without Sales Charge	With Sales Charge	Russell 3000 Value Index	S&P 500 Index

6-Month	3.56%	-2.15%	2.82%	4.16%

1-Year	10.16	4.08	10.65	14.33

5-Year	6.90	5.69	7.52	10.78

10-Year	8.57	7.96	11.91	13.70

Performance quoted is past performance and cannot guarantee comparable future results; current performance may be lower or higher. Visit invesco.com for the most recent month-end performance. Performance figures reflect reinvested distributions and changes in net asset value (NAV). Investment return and principal value will vary so that you may have a gain or a loss when you sell shares. Fund returns include changes in share price, reinvested distributions and a 5.50% maximum applicable sales charge except where “without sales charge” is indicated. As the result of a reorganization after the close of business on May 24, 2019, the returns of the Fund for periods on or prior to May 24, 2019 reflect performance of the Oppenheimer predecessor fund. Share class returns will differ from those of the predecessor fund because they have different expenses. Returns for periods of less than one year are not annualized. Returns do not consider capital gains or income taxes on an individual’s investment. See Fund prospectus and summary prospectus for more information on share classes, sales charges and new fee agreements, if any. Fund literature is available at invesco.com.

3      INVESCO OPPENHEIMER DIVIDEND OPPORTUNITY FUND

Top Holdings and Allocations

TOP TEN COMMON STOCK HOLDINGS

AT&T, Inc.	2.7%
BP plc, Sponsored ADR	2.6
Procter & Gamble Co. (The)	2.5
Verizon Communications, Inc.	2.4
Coca-Cola Co. (The)	2.4
Lockheed Martin Corp.	2.4
Cisco Systems, Inc.	2.2
ITOCHU Corp.	2.0
AstraZeneca plc, Sponsored ADR	1.9
Merck & Co., Inc.	1.9

Holdings and allocations are subject to change and are not buy/sell recommendations. Percentages are as of October 31, 2019, and are based on net assets.

TOP TEN COMMON STOCK INDUSTRIES

Pharmaceuticals	10.2%
Oil, Gas & Consumable Fuels	9.6
Electric Utilities	7.5
Diversified Telecommunication Services	6.4
Commercial Banks	6.1
Beverages	5.5
Real Estate Investment Trusts (REITs)	4.6
Food Products	4.5
Multi-Utilities	3.3
Insurance	3.0

Holdings and allocations are subject to change and are not buy/sell recommendations. Percentages are as of October 31, 2019, and are based on net assets.

SECTOR ALLOCATION

Holdings and allocations are subject to change and are not buy/sell recommendations. Percentages are as of October 31, 2019, and are based on total market value of common stocks.

For more current Fund holdings, please visit invesco.com.

4      INVESCO OPPENHEIMER DIVIDEND OPPORTUNITY FUND

Share Class Performance

AVERAGE ANNUAL TOTAL RETURNS WITHOUT SALES CHARGE AS OF 10/31/19

	Inception Date	6-Month	1-Year	5-Year	10-Year
Class A (OSVAX)	11/26/02	3.56	10.16	6.90	8.57
Class C (OSCVX)	2/27/04	3.16	9.34	6.10	7.74
Class R (OSVNX)	2/27/04	3.47	9.91	6.64	8.31
Class Y (OSVYX)	2/27/04	3.69	10.41	7.16	8.93
Class R5 (DVOPX)[1]	5/24/19	3.77	10.39	6.94	8.59
Class R6 (OSVIX)[2]	8/28/14	3.79	10.65	7.37	6.85[3]

AVERAGE ANNUAL TOTAL RETURNS WITH SALES CHARGE AS OF 10/31/19

	Inception Date	6-Month	1-Year	5-Year	10-Year
Class A (OSVAX)	11/26/02	-2.15	4.08	5.69	7.96
Class C (OSCVX)	2/27/04	2.16	8.34	6.10	7.74
Class R (OSVNX)	2/27/04	3.47	9.91	6.64	8.31
Class Y (OSVYX)	2/27/04	3.69	10.41	7.16	8.93
Class R5 (DVOPX)[1]	5/24/19	3.77	10.39	6.94	8.59
Class R6 (OSVIX)[2]	8/28/14	3.79	10.65	7.37	6.85[3]

1. Class R5 shares’ performance shown prior to the inception date (after the close of business on May 24, 2019) is that of the predecessor fund’s Class A shares at net asset value (NAV) and includes the 12b-1 fees applicable to Class A shares. Class A shares’ performance reflects any applicable fee waivers and/or expense reimbursements.

2. Pursuant to the closing of the transaction described in the Notes to Financial Statements, after the close of business on May 24, 2019, Class I shares were reorganized as Class R6 shares.

3. Shows performance since inception.

Performance quoted is past performance and cannot guarantee comparable future results; current performance may be lower or higher. Visit invesco.com for the most recent month-end performance. Performance figures reflect reinvested distributions and changes in net asset value (NAV). Investment return and principal value will vary so that you may have a gain or a loss when you sell shares. Performance shown at NAV does not include the applicable front-end sales charge, which would have reduced the performance. The current maximum initial sales charge for Class A shares is 5.50% and the contingent deferred sales charge for Class C shares is 1% for the 1-year period. Class R, Class Y, Class R5 and Class R6 shares have no sales charge; therefore, performance is at NAV. Effective after the close of business on May 24, 2019, Class A, Class C, Class R, Class Y, and Class I shares of the predecessor fund were reorganized into Class A, Class C, Class R, Class Y, and Class R6 shares, respectively, of the Fund. Class R5 shares’ performance shown prior to the inception date is that of the predecessor fund’s Class A shares at NAV and includes the 12b-1 fees applicable to Class A shares. Class A shares’ performance reflects any applicable fee waivers and/or expense reimbursements. Returns shown for Class A, Class C, Class R, Class Y, Class R5, and Class R6 shares are blended returns of the predecessor fund and the Fund. Share class returns will differ from those of the predecessor fund because of different

5      INVESCO OPPENHEIMER DIVIDEND OPPORTUNITY FUND

expenses. See Fund prospectuses and summary prospectuses for more information on share classes, sales charges and new fee agreements, if any. Fund literature is available at invesco.com.

The Fund’s performance is compared to the Russell 3000 Value Index and the S&P 500 Index. The Russell 3000 Value Index measures the performance of the broad value segment of the U.S. equity universe. It includes those Russell 3000 companies with lower price-to-book ratios and lower forecasted growth values. The S&P 500 Index is a capitalization-weighted index of 500 stocks intended to be a representative sample of leading companies in leading industries within the U.S. economy. The Indices are unmanaged and cannot be purchased directly by investors. While index comparisons may be useful to provide a benchmark for the Fund’s performance, it must be noted that the Fund’s investments are not limited to the investments comprising the indices. Index performance includes reinvestment of income, but does not reflect transaction costs, fees, expenses or taxes. Index performance is shown for illustrative purposes only as a benchmark for the Fund’s performance, and does not predict or depict performance of the Fund. The Fund’s performance reflects the effects of the Fund’s business and operating expenses.

The views and opinions expressed in management’s discussion of Fund performance are those of Invesco Advisers, Inc. These views and opinions are subject to change at any time based on factors such as market and economic conditions. These views and opinions may not be relied upon as investment advice or recommendations, or as an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but Invesco Advisers, Inc. makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

Before investing, investors should carefully read the prospectus and/or summary prospectus and carefully consider the investment objectives, risks, charges and expenses. For this and more complete information about the fund(s), investors should ask their advisors for a prospectus/summary prospectus or visit invesco.com/fundprospectus.

Shares of Invesco funds are not deposits or obligations of any bank, are not guaranteed by any bank, are not insured by the FDIC or any other agency, and involve investment risks, including the possible loss of the principal amount invested.

6      INVESCO OPPENHEIMER DIVIDEND OPPORTUNITY FUND

Fund Expenses

Fund Expenses. As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments and/or contingent deferred sales charges on redemptions; and (2) ongoing costs, including management fees; distribution and service fees; and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000.00 invested at the beginning of the period and held for the entire 6-month period ended October 31, 2019.

Actual Expenses. The first section of the table provides information about actual account values and actual expenses. You may use the information in this section for the class of shares you hold, together with the amount you invested, to estimate the expense that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600.00 account value divided by $1,000.00 = 8.60), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During 6 Months Ended October 31, 2019” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes. The second section of the table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio for each class of shares, and an assumed rate of return of 5% per year for each class before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example for the class of shares you hold with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front-end or contingent deferred sales charges (loads). Therefore, the “hypothetical” section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

7      INVESCO OPPENHEIMER DIVIDEND OPPORTUNITY FUND

Actual	Beginning Account Value May 1, 2019	Ending Account Value October 31, 2019	Expenses Paid During 6 Months Ended October 31, 2019[1,2]
Class A	$1,000.00	$1,035.60	$5.85
Class C	1,000.00	1,031.60	9.65
Class R	1,000.00	1,034.70	7.03
Class Y	1,000.00	1,036.90	4.52
Class R5	1,000.00	1,037.70	3.39
Class R6	1,000.00	1,037.90	3.64

Hypothetical
(5% return before expenses)
Class A	1,000.00	1,019.41	5.80
Class C	1,000.00	1,015.69	9.57
Class R	1,000.00	1,018.25	6.97
Class Y	1,000.00	1,020.71	4.48
Class R5	1,000.00	1,021.32	3.87
Class R6	1,000.00	1,021.57	3.61

1. Actual expenses paid for Class A, C, R, Y, and R6 are equal to the Fund’s annualized expense ratio for that class, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period). Actual expenses paid for Class R5 are equal to the Fund’s annualized expense ratio for that class, multiplied by the average account value over the period, multiplied by 160/366 to reflect the period from after the close of business on May 24, 2019 (inception of offering) to October 31, 2019.

2. Hypothetical expenses paid for all classes are equal to the Fund’s annualized expense ratio for that class, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

Those annualized expense ratios, excluding indirect expenses from affiliated funds, based on the 6-month period ended October 31, 2019 for Classes A, C, R, Y and R6 and for the period from after the close of business on May 24, 2019 (inception of offering) to October 31, 2019 for Class R5 are as follows:

Class	Expense Ratios
Class A	1.14%
Class C	1.88
Class R	1.37
Class Y	0.88
Class R5	0.76
Class R6	0.71

The expense ratios reflect voluntary and/or contractual waivers and/or reimbursements of expenses by the Fund’s Manager. Some of these undertakings may be modified or terminated at any time, as indicated in the Fund’s prospectus. The “Financial Highlights” tables in the

8      INVESCO OPPENHEIMER DIVIDEND OPPORTUNITY FUND

Fund’s financial statements, included in this report, also show the gross expense ratios, without such waivers or reimbursements and reduction to custodian expenses, if applicable.

9      INVESCO OPPENHEIMER DIVIDEND OPPORTUNITY FUND

SCHEDULE OF INVESTMENTS October 31, 2019 Unaudited

	Shares	Value
Common Stocks—91.5%
Consumer Discretionary—6.8%
Automobiles—2.9%
General Motors Co.	88,694	$3,295,869
Harley-Davidson, Inc.	69,001	2,684,829
Subaru Corp.	49,200	1,410,253
		7,390,951
Entertainment—0.6%
Nintendo Co. Ltd.	4,500	1,605,056
Hotels, Restaurants & Leisure—0.6%
McDonald’s Corp.	7,800	1,534,260
Multiline Retail—1.8%
Target Corp.	42,398	4,532,770
Specialty Retail—0.9%
Lowe’s Cos., Inc.	20,210	2,255,638
Consumer Staples—13.5%
Beverages—5.5%
Coca-Cola Co. (The)	111,320	6,059,147
Coca-Cola European Partners plc	67,190	3,595,337
Molson Coors Brewing Co., Cl. B	79,154	4,172,999
		13,827,483
Food & Staples Retailing—1.0%
Walmart, Inc.	21,260	2,492,947
Food Products—4.5%
Campbell Soup Co.	101,127	4,683,192
General Mills, Inc.	58,865	2,993,874
Kraft Heinz Co. (The)	57,846	1,870,161
Nestle SA	17,032	1,818,625
		11,365,852
Household Products—2.5%
Procter & Gamble Co. (The)	52,070	6,483,236
Energy—9.6%
Oil, Gas & Consumable Fuels—9.6%
BP plc, Sponsored ADR	176,190	6,679,363
Chevron Corp.	34,257	3,978,608
Enbridge, Inc.	30,827	1,122,411
Marathon Petroleum Corp.	30,000	1,918,500

	Shares	Value
Oil, Gas & Consumable Fuels (Continued)
Royal Dutch Shell plc, Cl. A, Sponsored ADR	21,754	$1,261,079
Ship Finance International Ltd.	108,206	1,565,741
Suncor Energy, Inc.	151,305	4,492,246
TOTAL SA	62,240	3,280,600
		24,298,548
Financials—13.7%
Commercial Banks—6.1%
BB&T Corp.	46,326	2,457,594
Cullen/Frost Bankers, Inc.	15,578	1,403,266
M&T Bank Corp.	26,584	4,161,194
Regions Financial Corp.	250,388	4,031,247
Zions Bancorp NA	68,400	3,315,348
		15,368,649
Insurance—3.0%
Chubb Ltd.	12,763	1,945,336
Hartford Financial Services Group, Inc. (The)	34,097	1,946,257
Prudential Financial, Inc.	41,331	3,766,907
		7,658,500
Real Estate Investment Trusts (REITs)—4.6%
Crown Castle International Corp.	20,700	2,872,953
Equity Residential	31,973	2,834,726
HCP, Inc.	45,850	1,724,877
Park Hotels & Resorts, Inc.	77,590	1,803,968
Weyerhaeuser Co.	82,009	2,395,483
		11,632,007
Health Care—12.8%
Biotechnology—0.7%
Gilead Sciences, Inc.	28,718	1,829,624
Health Care Equipment & Supplies—1.3%
Medtronic plc	29,084	3,167,248
Health Care Providers & Services—0.6%
UnitedHealth Group, Inc.	5,722	1,445,949
Pharmaceuticals—10.2%
AstraZeneca plc, Sponsored ADR	100,380	4,921,631
Bayer AG	50,146	3,890,556

10      INVESCO OPPENHEIMER DIVIDEND OPPORTUNITY FUND

	Shares	Value
Pharmaceuticals (Continued)
GlaxoSmithKline plc, Sponsored ADR	48,305	$2,212,369
Johnson & Johnson	19,552	2,581,646
Merck & Co., Inc.	56,615	4,906,256
Novartis AG, Sponsored ADR	32,770	2,865,409
Pfizer, Inc.	115,390	4,427,514
		25,805,381
Industrials—9.6%
Aerospace & Defense—3.0%
General Dynamics Corp.	8,550	1,511,640
Lockheed Martin Corp.	16,080	6,057,014
		7,568,654
Electrical Equipment—1.9%
ABB Ltd.	142,771	2,996,455
Eaton Corp. plc	21,036	1,832,446
		4,828,901
Industrial Conglomerates—0.8%
Siemens AG	16,662	1,921,936
Machinery—1.9%
Caterpillar, Inc.	20,029	2,759,996
Deere & Co.	3,544	617,152
Kennametal, Inc.	44,593	1,380,154
		4,757,302
Trading Companies & Distributors—2.0%
ITOCHU Corp.	249,500	5,207,633
Information Technology—4.6%
Communications Equipment—2.2%
Cisco Systems, Inc.	119,530	5,678,870
IT Services—0.8%
International Business Machines Corp.	14,176	1,895,757
Software—1.6%
Microsoft Corp.	27,822	3,988,840
Materials—2.6%
Chemicals—1.8%
Dow, Inc.	44,580	2,250,844
DuPont de Nemours, Inc.	36,778	2,424,038
		4,674,882

	Shares	Value
Containers & Packaging—0.5%
International Paper Co.	29,760	$1,299,917
Metals & Mining—0.3%
BHP Group Ltd., Sponsored ADR	14,450	706,749
Telecommunication Services—6.4%
Diversified Telecommunication Services—6.4%
AT&T, Inc.	177,668	6,838,441
BT Group plc, Cl. A	572,050	1,517,374
Nippon Telegraph & Telephone Corp.	32,100	1,590,605
Verizon Communications, Inc.	101,700	6,149,799
		16,096,219
Utilities—11.9%
Electric Utilities—7.5%
Duke Energy Corp.	28,110	2,649,648
Edison International	34,060	2,142,374
Entergy Corp.	28,670	3,482,832
Exelon Corp.	79,969	3,637,790
Iberdrola SA	214,783	2,206,137
NextEra Energy, Inc.	13,068	3,114,627
PPL Corp.	54,140	1,813,149
		19,046,557
Gas Utilities—1.1%
National Fuel Gas Co.	59,686	2,704,373
Multi-Utilities—3.3%
Dominion Energy, Inc.	53,410	4,408,995
National Grid plc	342,966	4,009,378
		8,418,373
Total Common Stocks
(Cost $198,281,281)		231,489,062

11      INVESCO OPPENHEIMER DIVIDEND OPPORTUNITY FUND

SCHEDULE OF INVESTMENTS Unaudited / Continued

	Shares	Value
Investment Company—8.4%
Invesco Government & Agency Portfolio, Institutional Class, 1.71%[1] (Cost $21,186,334)	21,186,334	$21,186,334

	Shares	Value
Total Investments, at Value (Cost $219,467,615)	99.9%	$252,675,396
Net Other Assets (Liabilities)	0.1	175,886
Net Assets	100.0%	$252,851,282

Footnotes to Schedule of Investments

1. The money market fund and the Fund are affiliated by having the same investment adviser. The rate shown is the 7-day SEC standardized yield as of October 31, 2019.

Forward Currency Exchange Contracts as of October 31, 2019
Counterparty	Settlement Month(s)	Currency Purchased (000’s)		Currency Sold (000’s)		Unrealized Appreciation	Unrealized Depreciation
GSCO-OT	12/2019	EUR	403	USD	451	$458	$—
GSCO-OT	12/2019	USD	2,448	EUR	2,194	—	(6,213)
JPM	12/2019	USD	2,452	EUR	2,198	—	(6,656)
JPM	12/2019	USD	3,922	JPY	424,938	—	(24,427)
Total Unrealized Appreciation and Depreciation						$458	$(37,296)

Glossary:
Counterparty Abbreviations
GSCO-OT	Goldman Sachs Bank USA
JPM	JPMorgan Chase Bank NA

Currency abbreviations indicate amounts reporting in currencies
EUR	Euro
JPY	Japanese Yen

Definitions
ADR	American Depositary Receipt

See accompanying Notes to Financial Statements.

12      INVESCO OPPENHEIMER DIVIDEND OPPORTUNITY FUND

STATEMENT OF ASSETS AND LIABILITIES October 31, 2019 Unaudited

Assets
Investments, at value—see accompanying schedule of investments:
Unaffiliated companies (cost $198,281,281)	$231,489,062
Affiliated companies (cost $21,186,334)	21,186,334

252,675,396
Cash	250,030
Unrealized appreciation on forward currency exchange contracts	458
Receivables and other assets:
Investments sold	3,375,872
Dividends	574,365
Shares of beneficial interest sold	61,152
Other	8,678

Total assets	256,945,951

Liabilities
Amount due to custodian-foreign	1,291,834
Unrealized depreciation on forward currency exchange contracts	37,296
Payables and other liabilities:
Investments purchased	2,383,195
Transfer and shareholder servicing agent fees	110,985
Shares of beneficial interest redeemed	97,093
Distribution and service plan fees	66,301
Trustees’ compensation	25,748
Shareholder communications	23,949
Advisory fees	4,425
Dividends	175
Administration fees	84
Other	53,584

Total liabilities	4,094,669

Net Assets	$252,851,282

Composition of Net Assets
Shares of beneficial interest	$212,419,619
Total distributable earnings	40,431,663

Net Assets	$252,851,282

13      INVESCO OPPENHEIMER DIVIDEND OPPORTUNITY FUND

STATEMENT OF ASSETS AND LIABILITIES Unaudited / Continued

Net Asset Value Per Share
Class A Shares:

Net asset value and redemption price per share (based on net assets of $190,656,547 and 7,809,667 shares of beneficial interest outstanding)	$24.41

Maximum offering price per share (net asset value plus sales charge of 5.50% of offering price)	$25.83

Class C Shares:

Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $30,191,585 and 1,284,472 shares of beneficial interest outstanding)	$23.51

Class R Shares:

Net asset value, redemption price and offering price per share (based on net assets of $14,634,186 and 606,030 shares of beneficial interest outstanding)	$24.15

Class Y Shares:

Net asset value, redemption price and offering price per share (based on net assets of $12,820,711 and 525,759 shares of beneficial interest outstanding)	$24.39

Class R5 Shares:

Net asset value, redemption price and offering price per share (based on net assets of $10,747 and 440.337 shares of beneficial interest outstanding)	$24.41

Class R6 Shares:

Net asset value, redemption price and offering price per share (based on net assets of $4,537,506 and 186,031 shares of beneficial interest outstanding)	$24.39

See accompanying Notes to Financial Statements.

14      INVESCO OPPENHEIMER DIVIDEND OPPORTUNITY FUND

STATEMENT

OF OPERATIONS For the Six Months Ended October 31, 2019 Unaudited

Investment Income
Dividends:
Unaffiliated companies (net of foreign withholding taxes of $105,372)	$4,573,382
Affiliated companies	153,371
Interest	3,781

Total investment income	4,730,534

Expenses
Advisory fees	814,373
Administration fees	15,430
Distribution and service plan fees:
Class A	226,381
Class C	179,912
Class R	36,531
Transfer and shareholder servicing agent fees:
Class A	207,757
Class C	39,628
Class R	16,221
Class Y	14,124
Class R5	3
Class R6	490
Shareholder communications:
Class A	16,008
Class C	3,078
Class R	1,392
Class Y	1,093
Class R5	1
Class R6	360
Trustees’ compensation	7,086
Custodian fees and expenses	4,785
Borrowing fees	794
Other	44,135

Total expenses	1,629,582
Less waivers and reimbursement of expenses	(54,611)

Net expenses	1,574,971

Net Investment Income	3,155,563

15      INVESCO OPPENHEIMER DIVIDEND OPPORTUNITY FUND

STATEMENT

OF OPERATIONS Unaudited / Continued

Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment transactions in unaffiliated companies	$4,281,812
Foreign currency transactions	(1,122)
Forward currency exchange contracts	158,449

Net realized gain	4,439,139
Net change in unrealized appreciation/(depreciation) on:
Investment transactions in unaffiliated companies	1,200,202
Translation of assets and liabilities denominated in foreign currencies	6,279
Forward currency exchange contracts	(111,312)

Net change in unrealized appreciation/(depreciation)	1,095,169

Net Increase in Net Assets Resulting from Operations	$8,689,871

See accompanying Notes to Financial Statements.

16      INVESCO OPPENHEIMER DIVIDEND OPPORTUNITY FUND

STATEMENT OF CHANGES IN NET ASSETS Unaudited

	Six Months Ended October 31, 2019 (Unaudited)	Year Ended April 30, 2019
Operations
Net investment income	$3,155,563	$6,435,669
Net realized gain (loss)	4,439,139	8,695,861
Net change in unrealized appreciation/(depreciation)	1,095,169	(3,062,019)

Net increase in net assets resulting from operations	8,689,871	12,069,511

Dividends and/or Distributions to Shareholders
Distributions to shareholders from distributable earnings:
Class A	(2,108,433)	(7,323,476)
Class B	—	—
Class C	(309,790)	(1,695,827)
Class R	(150,420)	(544,465)
Class Y	(162,350)	(652,463)
Class R5	(140)	—
Class R6	(60,078)	(154,077)

Total distributions from distributable earnings	(2,791,211)	(10,370,308)

Beneficial Interest Transactions
Net increase (decrease) in net assets resulting from beneficial interest transactions:
Class A	3,681,264	(2,827,555)
Class B	—	(189,787)
Class C	(19,007,384)	(2,880,434)
Class R	(304,570)	761,714
Class Y	(563,956)	115,118
Class R5	10,148	—
Class R6	145,799	1,060,082

Total beneficial interest transactions	(16,038,699)	(3,960,862)

Net Assets
Total decrease	(10,140,039)	(2,261,659)
Beginning of period	262,991,321	265,252,980

End of period	$252,851,282	$262,991,321

See accompanying Notes to Financial Statements.

17      INVESCO OPPENHEIMER DIVIDEND OPPORTUNITY FUND

FINANCIAL HIGHLIGHTS

Class A	Six Months Ended October 31, 2019 (Unaudited)	Year Ended April 30, 2019	Year Ended April 30, 2018	Year Ended April 30, 2017	Year Ended April 29, 2016[1]	Year Ended April 30, 2015
Per Share Operating Data
Net asset value, beginning of period	$23.84	$23.72	$22.23	$20.19	$20.78	$19.79
Income (loss) from investment operations:
Net investment income[2]	0.31	0.62	0.57	0.51	0.54	0.53
Net realized and unrealized gain (loss)	0.53	0.47	1.46	2.16	(0.62)	1.01
Total from investment operations	0.84	1.09	2.03	2.67	(0.08)	1.54
Dividends and/or distributions to shareholders:
Dividends from net investment income	(0.27)	(0.57)	(0.54)	(0.63)	(0.51)	(0.55)
Distributions from net realized gain	0.00	(0.40)	0.00	0.00	0.00	0.00
Total dividends and/or distributions to shareholders	(0.27)	(0.97)	(0.54)	(0.63)	(0.51)	(0.55)
Net asset value, end of period	$24.41	$23.84	$23.72	$22.23	$20.19	$20.78

Total Return, at Net Asset Value[3]	3.56%	4.78%	9.28%	13.40%	(0.25)%	7.86%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$190,657	$182,466	$183,818	$182,226	$150,192	$140,697
Average net assets (in thousands)	$186,626	$178,814	$182,822	$167,839	$138,687	$138,051
Ratios to average net assets:[4]
Net investment income	2.57%	2.64%	2.46%	2.38%	2.72%	2.64%
Expenses excluding specific expenses listed below	1.17%	1.14%	1.15%	1.16%	1.16%	1.15%
Interest and fees from borrowings	0.00%[5]	0.00%[5]	0.00%[5]	0.00%[5]	0.00%[5]	0.00%
Total expenses[6]	1.17%	1.14%	1.15%	1.16%	1.16%	1.15%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	1.14%	1.14%[7]	1.14%	1.15%	1.16%[7]	1.15%[7]
Portfolio turnover rate[8]	28%	51%	63%	64%	47%	46%

18      INVESCO OPPENHEIMER DIVIDEND OPPORTUNITY FUND

1. Represents the last business day of the Fund’s reporting period.

2. Per share amounts calculated based on the average shares outstanding during the period.

3. Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year, if applicable.

4. Annualized for periods less than one full year.

5. Less than 0.005%.

6. Total expenses including indirect expenses from affiliated fund fees and expenses were as follows:

Six Months Ended October 31, 2019	1.18%
Year Ended April 30, 2019	1.14%
Year Ended April 30, 2018	1.15%
Year Ended April 30, 2017	1.16%
Year Ended April 29, 2016	1.16%
Year Ended April 30, 2015	1.15%

7. Waiver was less than 0.005%.

8. Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable.

See accompanying Notes to Financial Statements.

19      INVESCO OPPENHEIMER DIVIDEND OPPORTUNITY FUND

FINANCIAL HIGHLIGHTS Continued

Class C	Six Months Ended October 31, 2019 (Unaudited)	Year Ended April 30, 2019	Year Ended April 30, 2018	Year Ended April 30, 2017	Year Ended April 29, 2016[1]	Year Ended April 30, 2015
Per Share Operating Data
Net asset value, beginning of period	$22.96	$22.88	$21.46	$19.52	$20.11	$19.17
Income (loss) from investment operations:
Net investment income[2]	0.21	0.43	0.38	0.34	0.38	0.37
Net realized and unrealized gain (loss)	0.52	0.45	1.42	2.09	(0.60)	0.97
Total from investment operations	0.73	0.88	1.80	2.43	(0.22)	1.34
Dividends and/or distributions to shareholders:
Dividends from net investment income	(0.18)	(0.40)	(0.38)	(0.49)	(0.37)	(0.40)
Distributions from net realized gain	0.00	(0.40)	0.00	0.00	0.00	0.00
Total dividends and/or distributions to shareholders	(0.18)	(0.80)	(0.38)	(0.49)	(0.37)	(0.40)
Net asset value, end of period	$23.51	$22.96	$22.88	$21.46	$19.52	$20.11

Total Return, at Net Asset Value[3]	3.16%	4.05%	8.44%	12.59%	(1.05)%	7.08%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$30,192	$48,562	$51,171	$52,082	$43,138	$42,892
Average net assets (in thousands)	$35,706	$48,345	$51,243	$48,317	$41,327	$41,408
Ratios to average net assets:[4]
Net investment income	1.82%	1.88%	1.71%	1.64%	1.99%	1.89%
Expenses excluding specific expenses listed below	1.93%	1.90%	1.89%	1.90%	1.90%	1.90%
Interest and fees from borrowings	0.00%[5]	0.00%[5]	0.00%[5]	0.00%[5]	0.00%[5]	0.00%
Total expenses[6]	1.93%	1.90%	1.89%	1.90%	1.90%	1.90%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	1.88%	1.90%[7]	1.88%	1.89%	1.90%[7]	1.90%[7]
Portfolio turnover rate[8]	28%	51%	63%	64%	47%	46%

20      INVESCO OPPENHEIMER DIVIDEND OPPORTUNITY FUND

1. Represents the last business day of the Fund’s reporting period.

2. Per share amounts calculated based on the average shares outstanding during the period.

3. Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year, if applicable.

4. Annualized for periods less than one full year.

5. Less than 0.005%.

6. Total expenses including indirect expenses from affiliated fund fees and expenses were as follows:

Six Months Ended October 31, 2019	1.94%
Year Ended April 30, 2019	1.90%
Year Ended April 30, 2018	1.89%
Year Ended April 30, 2017	1.90%
Year Ended April 29, 2016	1.90%
Year Ended April 30, 2015	1.90%

7. Waiver was less than 0.005%.

8. Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable.

See accompanying Notes to Financial Statements.

21      INVESCO OPPENHEIMER DIVIDEND OPPORTUNITY FUND

FINANCIAL HIGHLIGHTS Continued

Class R	Six Months Ended October 31, 2019 (Unaudited)	Year Ended April 30, 2019	Year Ended April 30, 2018	Year Ended April 30, 2017	Year Ended April 29, 2016[1]	Year Ended April 30, 2015
Per Share Operating Data
Net asset value, beginning of period	$23.58	$23.48	$22.01	$20.00	$20.59	$19.61
Income (loss) from investment operations:
Net investment income[2]	0.28	0.55	0.51	0.45	0.49	0.48
Net realized and unrealized gain (loss)	0.53	0.46	1.45	2.14	(0.61)	1.00
Total from investment operations	0.81	1.01	1.96	2.59	(0.12)	1.48
Dividends and/or distributions to shareholders:
Dividends from net investment income	(0.24)	(0.51)	(0.49)	(0.58)	(0.47)	(0.50)
Distributions from net realized gain	0.00	(0.40)	0.00	0.00	0.00	0.00
Total dividends and/or distributions to shareholders	(0.24)	(0.91)	(0.49)	(0.58)	(0.47)	(0.50)
Net asset value, end of period	$24.15	$23.58	$23.48	$22.01	$20.00	$20.59

Total Return, at Net Asset Value[3]	3.47%	4.54%	8.98%	13.17%	(0.55)%	7.61%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$14,634	$14,587	$13,736	$13,332	$9,837	$9,051
Average net assets (in thousands)	$14,575	$13,824	$13,745	$11,603	$8,890	$9,492
Ratios to average net assets:[4]
Net investment income	2.33%	2.38%	2.22%	2.13%	2.49%	2.41%
Expenses excluding specific expenses listed below	1.43%	1.40%	1.38%	1.40%	1.40%	1.40%
Interest and fees from borrowings	0.00%[5]	0.00%[5]	0.00%[5]	0.00%[5]	0.00%[5]	0.00%
Total expenses[6]	1.43%	1.40%	1.38%	1.40%	1.40%	1.40%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	1.37%	1.40%[7]	1.37%	1.39%	1.40%[7]	1.40%[7]
Portfolio turnover rate[8]	28%	51%	63%	64%	47%	46%

22      INVESCO OPPENHEIMER DIVIDEND OPPORTUNITY FUND

1. Represents the last business day of the Fund’s reporting period.

2. Per share amounts calculated based on the average shares outstanding during the period.

3. Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year, if applicable.

4. Annualized for periods less than one full year.

5. Less than 0.005%.

6. Total expenses including indirect expenses from affiliated fund fees and expenses were as follows:

Six Months Ended October 31, 2019	1.44%
Year Ended April 30, 2019	1.40%
Year Ended April 30, 2018	1.38%
Year Ended April 30, 2017	1.40%
Year Ended April 29, 2016	1.40%
Year Ended April 30, 2015	1.40%

7. Waiver was less than 0.005%.

8. Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable.

23      INVESCO OPPENHEIMER DIVIDEND OPPORTUNITY FUND

FINANCIAL HIGHLIGHTS Continued

Class Y	Six Months Ended October 31, 2019 (Unaudited)	Year Ended April 30, 2019	Year Ended April 30, 2018	Year Ended April 30, 2017	Year Ended April 29, 2016[1]	Year Ended April 30, 2015
Per Share Operating Data
Net asset value, beginning of period	$23.81	$23.70	$22.21	$20.17	$20.76	$19.77
Income (loss) from investment operations:
Net investment income[2]	0.34	0.67	0.63	0.55	0.59	0.58
Net realized and unrealized gain (loss)	0.54	0.47	1.46	2.18	(0.62)	1.01
Total from investment operations	0.88	1.14	2.09	2.73	(0.03)	1.59
Dividends and/or distributions to shareholders:
Dividends from net investment income	(0.30)	(0.63)	(0.60)	(0.69)	(0.56)	(0.60)
Distributions from net realized gain	0.00	(0.40)	0.00	0.00	0.00	0.00
Total dividends and/or distributions to shareholders	(0.30)	(1.03)	(0.60)	(0.69)	(0.56)	(0.60)
Net asset value, end of period	$24.39	$23.81	$23.70	$22.21	$20.17	$20.76

Total Return, at Net Asset Value[3]	3.69%	5.05%	9.52%	13.70%	(0.04)%	8.15%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$12,821	$13,093	$13,199	$10,891	$5,777	$11,949
Average net assets (in thousands)	$12,695	$13,093	$13,806	$7,845	$7,642	$10,315
Ratios to average net assets:[4]
Net investment income	2.83%	2.88%	2.71%	2.58%	2.99%	2.87%
Expenses excluding specific expenses listed below	0.93%	0.90%	0.90%	0.91%	0.91%	0.90%
Interest and fees from borrowings	0.00%[5]	0.00%[5]	0.00%[5]	0.00%[5]	0.00%[5]	0.00%
Total expenses[6]	0.93%	0.90%	0.90%	0.91%	0.91%	0.90%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	0.88%	0.90%[7]	0.89%	0.90%	0.91%[7]	0.90%[7]
Portfolio turnover rate[8]	28%	51%	63%	64%	47%	46%

24      INVESCO OPPENHEIMER DIVIDEND OPPORTUNITY FUND

1. Represents the last business day of the Fund’s reporting period.

2. Per share amounts calculated based on the average shares outstanding during the period.

3. Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year, if applicable.

4. Annualized for periods less than one full year.

5. Less than 0.005%.

6. Total expenses including indirect expenses from affiliated fund fees and expenses were as follows:

Six Months Ended October 31, 2019	0.94%
Year Ended April 30, 2019	0.90%
Year Ended April 30, 2018	0.90%
Year Ended April 30, 2017	0.91%
Year Ended April 29, 2016	0.91%
Year Ended April 30, 2015	0.90%

7. Waiver was less than 0.005%.

8. Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable.

See accompanying Notes to Financial Statements.

25      INVESCO OPPENHEIMER DIVIDEND OPPORTUNITY FUND

FINANCIAL HIGHLIGHTS Continued

Class R5	Period Ended October 31, 2019 (Unaudited)[1]
Per Share Operating Data
Net asset value, beginning of period	$23.03
Income (loss) from investment operations:
Net investment income[2]	0.31
Net realized and unrealized gain	1.39
Total from investment operations	1.70
Dividends and/or distributions to shareholders:
Dividends from net investment income	(0.32)
Distributions from net realized gain	0.00
Total dividends and/or distributions to shareholders	(0.32)
Net asset value, end of period	$24.41

Total Return, at Net Asset Value[3]	7.42%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$11
Average net assets (in thousands)	$10
Ratios to average net assets:[4]
Net investment income	2.94%
Expenses excluding specific expenses listed below	0.78%
Interest and fees from	0.00%
Total expenses[5]	0.78%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	0.76%
Portfolio turnover rate[6]	28%

1. For the period from after the close of business on May 24, 2019 (inception of offering) to October 31, 2019.

2. Per share amounts calculated based on the average shares outstanding during the period.

3. Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year, if applicable.

4. Annualized for periods less than one full year.

5. Total expenses including indirect expenses from affiliated fund fees and expenses were as follows:

Period Ended October 31, 2019	0.79%

6. Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable.

See accompanying Notes to Financial Statements.

26      INVESCO OPPENHEIMER DIVIDEND OPPORTUNITY FUND

Class R6	Six Months Ended October 31, 2019 (Unaudited)	Year Ended April 30, 2019	Year Ended April 30, 2018	Year Ended April 30, 2017	Year Ended April 29, 2016[1]	Period Ended April 30, 2015[2]
Per Share Operating Data
Net asset value, beginning of period	$23.82	$23.70	$22.21	$20.18	$20.76	$20.61
Income (loss) from investment operations:
Net investment income[3]	0.36	0.71	0.67	0.66	0.66	0.39
Net realized and unrealized gain (loss)	0.54	0.48	1.46	2.10	(0.64)	0.22
Total from investment operations	0.90	1.19	2.13	2.76	0.02	0.61
Dividends and/or distributions to shareholders:
Dividends from net investment income	(0.33)	(0.67)	(0.64)	(0.73)	(0.60)	(0.46)
Distributions from net realized gain	0.00	(0.40)	0.00	0.00	0.00	0.00
Total dividends and/or distributions to shareholders	(0.33)	(1.07)	(0.64)	(0.73)	(0.60)	(0.46)
Net asset value, end of period	$24.39	$23.82	$23.70	$22.21	$20.18	$20.76

Total Return, at Net Asset Value[4]	3.79%	5.23%	9.76%	13.91%	0.20%	3.02%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$4,538	$4,283	$3,140	$2,572	$15	$10
Average net assets (in thousands)	$4,380	$3,477	$2,844	$548	$15	$10
Ratios to average net assets:[5]
Net investment income	3.00%	3.05%	2.88%	3.02%	3.35%	2.86%
Expenses excluding specific expenses listed below	0.73%	0.73%	0.71%	0.71%	0.70%	0.69%
Interest and fees from borrowings	0.00%[6]	0.00%[6]	0.00%[6]	0.00%[6]	0.00%[6]	0.00%
Total expenses[7]	0.73%	0.73%	0.71%	0.71%	0.70%	0.69%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	0.71%	0.73%[8]	0.71%[8]	0.70%	0.70%[8]	0.69%[8]
Portfolio turnover rate[9]	28%	51%	63%	64%	47%	46%

27      INVESCO OPPENHEIMER DIVIDEND OPPORTUNITY FUND

FINANCIAL HIGHLIGHTS Continued

1. Represents the last business day of the Fund’s reporting period.

2. For the period from August 28, 2014 (inception of offering) to April 30, 2015.

3. Per share amounts calculated based on the average shares outstanding during the period.

4. Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year, if applicable.

5. Annualized for periods less than one full year.

6. Less than 0.005%.

7. Total expenses including indirect expenses from affiliated fund fees and expenses were as follows:

Six Months Ended October 31, 2019	0.74%
Year Ended April 30, 2019	0.73%
Year Ended April 30, 2018	0.71%
Year Ended April 30, 2017	0.71%
Year Ended April 29, 2016	0.70%
Period Ended April 30, 2015	0.69%

8. Waiver was less than 0.005%.

9. Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable.

See accompanying Notes to Financial Statements.

28      INVESCO OPPENHEIMER DIVIDEND OPPORTUNITY FUND

NOTES TO FINANCIAL STATEMENTS October 31, 2019 Unaudited

Note 1 – Significant Accounting Policies

Invesco Oppenheimer Dividend Opportunity Fund (the “Fund”) is a series portfolio of AIM Equity Funds (Invesco Equity Funds) (the “Trust”). The Trust is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end series management investment company authorized to issue an unlimited number of shares of beneficial interest. Information presented in these financial statements pertains only to the Fund. Matters affecting the Fund or each class will be voted on exclusively by the shareholders of such Fund or each class.

Prior to the close of business on May 24, 2019, the Fund operated as Oppenheimer Dividend Opportunity Fund (the “Acquired Fund” or “Predecessor Fund”). The Acquired Fund was reorganized after the close of business on May 24, 2019 (the “Reorganization Date”) through the transfer of all of its assets and liabilities to the Fund (the “Reorganization”).

Upon closing of the Reorganization, holders of the Acquired Fund’s Class A, Class C, Class R, and Class Y shares received the corresponding class of shares of the Fund and holders of the Acquired Fund’s Class I shares received Class R6 shares of the Fund. Information for the Acquired Fund’s Class I shares prior to the Reorganization is included with Class R6 shares throughout this report. Class R5 shares commenced operations on the Reorganization Date.

The Fund’s investment objective is to seek total return.

The Fund currently consists of six different classes of shares: Class A, Class C, Class R, Class Y, Class R5 and Class R6. Class Y shares are available only to certain investors. Class A shares are sold with a front-end sales charge unless certain waiver criteria are met and under certain circumstances load waived shares may be subject to contingent deferred sales charges (“CDSC”). Class C shares are sold with a CDSC. Class R, Class Y, Class R5 and Class R6 shares are sold at net asset value. Class C shares held for ten years after purchase are eligible for automatic conversion in to Class A shares of the same Fund (the “Conversion Feature”). The automatic conversion pursuant to the Conversion Feature will generally occur at the end of the month following the tenth anniversary after a purchase of Class C shares.

The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance in accordance with Financial Accounting Standards Board Accounting Standards Codification Topic 946, Financial Services – Investment Companies.

The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A. Security Valuations – Securities, including restricted securities, are valued according to the following policy.

A security listed or traded on an exchange (except convertible securities) is valued at its last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales or official closing price on a particular day, the security may be valued at the closing bid price on that day. Securities traded in the over-the-counter market are valued based on prices furnished by independent pricing services or market makers. When such securities are valued by an independent pricing service they may be considered fair valued. Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed

29      INVESCO OPPENHEIMER DIVIDEND OPPORTUNITY FUND

NOTES TO FINANCIAL STATEMENTS Unaudited / Continued

options are valued at the mean between the last bid and asked prices from the exchange on which they are principally traded. Options not listed on an exchange are valued by an independent source at the mean between the last bid and asked prices. For purposes of determining net asset value (“NAV”) per share, futures and option contracts generally are valued 15 minutes after the close of the customary trading session of the New York Stock Exchange (“NYSE”).

Investments in open-end and closed-end registered investment companies that do not trade on an exchange are valued at the end-of-day net asset value per share. Investments in open-end and closed-end registered investment companies that trade on an exchange are valued at the last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded.

Debt obligations (including convertible securities) and unlisted equities are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate (for unlisted equities), yield (for debt obligations), quality, type of issue, coupon rate (for debt obligations), maturity (for debt obligations), individual trading characteristics and other market data. Pricing services generally value debt obligations assuming orderly transactions of institutional round lot size, but a fund may hold or transact in the same securities in smaller, odd lot sizes. Odd lots often trade at lower prices than institutional round lots. Debt obligations are subject to interest rate and credit risks. In addition, all debt obligations involve some risk of default with respect to interest and/or principal payments.

Foreign securities’ (including foreign exchange contracts) prices are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the NYSE. If market quotations are available and reliable for foreign exchange-traded equity securities, the securities will be valued at the market quotations. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become unreliable. If between the time trading ends on a particular security and the close of the customary trading session on the NYSE, events occur that the investment adviser determines are significant and make the closing price unreliable, the Fund may fair value the security. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith using procedures approved by the Board of Trustees. Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current value as of the close of the NYSE. Foreign securities’ prices meeting the approved degree of certainty that the price is not reflective of current value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, American Depositary Receipts and domestic and foreign index futures. Foreign securities may have additional risks including exchange rate changes, potential for sharply devalued currencies

30      INVESCO OPPENHEIMER DIVIDEND OPPORTUNITY FUND

and high inflation, political and economic upheaval, the relative lack of issuer information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.

Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by independent sources. The last bid price may be used to value equity securities. The mean between the last bid and asked prices is used to value debt obligations, including corporate loans.

Securities for which market quotations are not readily available or became unreliable are valued at fair value as determined in good faith by or under the supervision of the Trust’s officers following procedures approved by the Board of Trustees. Issuer specific events, market trends, bid/asked quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security’s fair value.

The Fund may invest in securities that are subject to interest rate risk, meaning the risk that the prices will generally fall as interest rates rise and, conversely, the prices will generally rise as interest rates fall. Specific securities differ in their sensitivity to changes in interest rates depending on their individual characteristics. Changes in interest rates may result in increased market volatility, which may affect the value and/or liquidity of certain Fund investments.

Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general economic conditions, interest rates, investor perceptions and market liquidity. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

B. Securities Transactions and Investment Income - Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income (net of withholding tax, if any) is recorded on the accrual basis from settlement date. Dividend income (net of withholding tax, if any) is recorded on the ex-dividend date.

The Fund may periodically participate in litigation related to Fund investments. As such, the Fund may receive proceeds from litigation settlements. Any proceeds received are included in the Statement of Operations as realized gain (loss) for investments no longer held and as unrealized gain (loss) for investments still held.

Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of net realized and unrealized gain (loss) from investment transactions reported in the Statement of Operations and the Statement of Changes in Net Assets and the net realized and unrealized gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund’s net asset value and, accordingly, they reduce the Fund’s total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and the Statement of Changes in Net Assets, or the net investment income per share and the

31      INVESCO OPPENHEIMER DIVIDEND OPPORTUNITY FUND

NOTES TO FINANCIAL STATEMENTS Unaudited / Continued

ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the investment adviser.

The Fund allocates income and realized and unrealized capital gains and losses to a class based on the relative net assets of each class.

C. Country Determination - For the purposes of making investment selection decisions and presentation in the Schedule of Investments, the investment adviser may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues and the country that has the primary market for the issuer’s securities, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization.

D. Distributions - Dividends and distributions to shareholders, which are determined in accordance with income tax regulations and may differ from accounting principles generally accepted in the United States of America (“GAAP”), are recorded on the ex-dividend date. Income distributions are declared and paid quarterly, if any. Capital gain distributions, if any, are declared and paid annually or at other times as determined necessary by the Adviser.

The tax character of distributions is determined as of the Fund’s fiscal year end. Therefore, a portion of the Fund’s distributions made to shareholders prior to the Fund’s fiscal year end may ultimately be categorized as a tax return of capital.

E. Federal Income Taxes - The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), necessary to qualify as a regulated investment company and to distribute substantially all of the Fund’s taxable earnings to shareholders. As such, the Fund will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) that is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.

The Fund recognizes the tax benefits of uncertain tax positions only when the position is more likely than not to be sustained. Management has analyzed the Fund’s uncertain tax positions and concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions. Management is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next 12 months.

The Fund files tax returns in the U.S. Federal jurisdiction and certain other jurisdictions. Generally, the Fund is subject to examinations by such taxing authorities for up to three years after the filing of the return for the tax period.

F. Expenses - Fees provided for under the Rule 12b-1 plan of a particular class of the Fund are charged to the operations of such class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses attributable to Class R5 and Class R6 are allocated to each share class based on relative net assets. Sub-accounting fees attributable

32      INVESCO OPPENHEIMER DIVIDEND OPPORTUNITY FUND

to Class R5 are charged to the operations of the class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses relating to all other classes are allocated among those classes based on relative net assets. All other expenses are allocated among the classes based on relative net assets.

G. Accounting Estimates - The financial statements are prepared on a basis in conformity with accounting principles generally accepted in the United States of America (“GAAP”), which requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period including estimates and assumptions related to taxation. Actual results could differ from those estimates by a significant amount. In addition, the Fund monitors for material events or transactions that may occur or become known after the period-end date and before the date the financial statements are released to print.

H. Indemnifications - Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust is indemnified against certain liabilities that may arise out of the performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts, including the Fund’s servicing agreements, that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. The risk of material loss as a result of such indemnification claims is considered remote.

I. Foreign Currency Translations - Foreign currency is valued at the close of the NYSE based on quotations posted by banks and major currency dealers. Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at the date of valuation. Purchases and sales of portfolio securities (net of foreign taxes withheld on disposition) and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for the portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. The combined results of changes in foreign exchange rates and the fluctuation of market prices on investments (net of estimated foreign tax withholding) are included with the net realized and unrealized gain or loss from investments in the Statement of Operations. Reported net realized foreign currency gains or losses arise from (1) sales of foreign currencies, (2) currency gains or losses realized between the trade and settlement dates on securities transactions, and (3) the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign currency gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates. The Fund may invest in foreign securities, which may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. Foreign taxes, if any, are recorded based on the tax regulations and rates that exist in the foreign markets in which the Fund invests and are shown in the

33      INVESCO OPPENHEIMER DIVIDEND OPPORTUNITY FUND

NOTES TO FINANCIAL STATEMENTS Unaudited / Continued

Statement of Operations.

J. Forward Foreign Currency Contracts - The Fund may engage in foreign currency transactions either on a spot (i.e. for prompt delivery and settlement) basis, or through forward foreign currency contracts, to manage or minimize currency or exchange rate risk.

The Fund may also enter into forward foreign currency contracts for the purchase or sale of a security denominated in a foreign currency in order to “lock in” the U.S. dollar price of that security, or the Fund may also enter into forward foreign currency contracts that do not provide for physical settlement of the two currencies, but instead are settled by a single cash payment calculated as the difference between the agreed upon exchange rate and the spot rate at settlement based upon an agreed upon notional amount (non-deliverable forwards). The Fund will set aside liquid assets in an amount equal to the daily mark-to-market obligation for forward foreign currency contracts.

A forward foreign currency contract is an obligation between two parties (“Counterparties”) to purchase or sell a specific currency for an agreed-upon price at a future date. The use of forward foreign currency contracts does not eliminate fluctuations in the price of the underlying securities the Fund owns or intends to acquire but establishes a rate of exchange in advance. Fluctuations in the value of these contracts are measured by the difference in the contract date and reporting date exchange rates and are recorded as unrealized appreciation (depreciation) until the contracts are closed. When the contracts are closed, realized gains (losses) are recorded. Realized and unrealized gains (losses) on the contracts are included in the Statement of Operations. The primary risks associated with forward foreign currency contracts include failure of the Counterparty to meet the terms of the contract and the value of the foreign currency changing unfavorably. These risks may be in excess of the amounts reflected in the Statement of Assets and Liabilities.

Note 2 – Advisory Fees and Other Fees Paid to Affiliates

The Trust has entered into a master investment advisory agreement with Invesco Advisers, Inc. (the “Adviser” or “Invesco”). Under the terms of the investment advisory agreement, the Fund accrues daily and pays monthly an advisory fee to the Adviser based on the annual rate of the Fund’s average daily net assets as follows:

Fee Schedule*
Up to $500 million	0.65%
Next $500 million	0.63
Next $4 billion	0.60
Over $5 billion	0.58

*The advisory fee paid by the Fund shall be reduced by any amounts paid by the Fund under the administrative services agreement with the Adviser.

For the six months ended October 31, 2019, the effective advisory fee incurred by the Fund was 0.65% annualized.

From the beginning of the fiscal period until the date of the Reorganization, the Acquired Fund paid $109,846 in advisory fees to OFI Global Asset Management, Inc. based on the annual rates above of the Acquired Fund’s average daily net assets.

34      INVESCO OPPENHEIMER DIVIDEND OPPORTUNITY FUND

Under the terms of a master sub-advisory agreement between the Adviser and each of Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Canada Ltd. and separate sub-advisory agreements with Invesco Capital Management LLC, and Invesco Asset Management (India) Private Limited (collectively, the “Affiliated Sub-Advisers”) the Adviser, not the Fund, will pay 40% of the fees paid to the Adviser to any such Affiliated Sub-Adviser(s) that provide(s) discretionary investment management services to the Fund based on the percentage of assets allocated to such Affiliated Sub-Adviser(s). Invesco has also entered into a Sub-Advisory Agreement with OppenheimerFunds, Inc. to provide discretionary management services to the Funds.

Effective on the Reorganization Date, the Adviser has contractually agreed, through at least May 31, 2021, to waive advisory fees and/or reimburse expenses of all shares to the extent necessary to limit the total annual fund operating expenses after fee waiver and/or expense reimbursement (excluding certain items discussed below) of Class A, Class C, Class R, Class Y, Class R5 and Class R6 shares to 1.14%, 1.88%, 1.37%, 0.88%, 0.76% and 0.71%, respectively, of the Fund’s average daily net assets (the “expense limits”). In determining the Adviser’s obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause total annual fund operating expenses after fee waivers and/or expense reimbursement to exceed the numbers reflected above: (1) interest; (2) taxes; (3) dividend expenses on short sales; (4) extraordinary or non-routine items, including litigation expenses; and (5) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement. Unless Invesco continues the fee waiver agreement, it will terminate May 31, 2021. During its term, the fee waiver agreement cannot be terminated or amended to increase the expense limits or reduce the advisory fee waiver without approval of the Board of Trustees.

Further, the Adviser has contractually agreed, through at least June 30, 2021, to waive the advisory fee payable by the Fund in an amount equal to 100% of the net advisory fees the Adviser receives from the affiliated money market funds on investments by the Fund of uninvested cash in such affiliated money market funds.

For the six months ended October 31, 2019, the Adviser waived advisory fees of $7,224 and reimbursed fund expenses of $31,875, $7,746, $4,219, $3,116, and $431 for Class A, Class C, Class R, Class Y, and Class R6, respectively.

The Trust has entered into a master administrative services agreement with Invesco pursuant to which the Fund has agreed to pay Invesco for certain administrative costs incurred in providing accounting services to the Fund. For the six months ended October 31, 2019, expenses incurred under the agreement are shown in the Statement of Operations as Administration fees. Additionally, Invesco has entered into service agreements whereby Citibank serves as custodian to the Fund. Prior to the Reorganization, the Acquired Fund paid administrative fees to OFI Global Asset Management, Inc.

The Trust has entered into a transfer agency and service agreement with Invesco Investment Services, Inc. (“IIS”) pursuant to which the Fund has agreed to pay IIS a fee for providing transfer agency and shareholder services to the Fund and reimburse IIS for certain expenses incurred by IIS in the course of providing such services. IIS may make payments

35      INVESCO OPPENHEIMER DIVIDEND OPPORTUNITY FUND

NOTES TO FINANCIAL STATEMENTS Unaudited / Continued

to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. All fees payable by IIS to intermediaries that provide omnibus account services or sub-accounting services are charged back to the Fund, subject to certain limitations approved by the Trust’s Board of Trustees. Prior to the Reorganization, the Acquired Fund paid transfer agent fees to OFI Global Asset Management, Inc. and Shareholder Services, Inc. For the six months ended October 31, 2019, expenses incurred under these agreements are shown in the Statement of Operations as Transfer and shareholder servicing agent fees.

The Trust has entered into master distribution agreements with Invesco Distributors, Inc. (“IDI”) to serve as the distributor for the Class A, Class C, Class R, Class Y, Class R5 and Class R6 shares of the Fund. The Trust has adopted plans pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund’s Class A, Class C and Class R shares (collectively the “Plan”). The Fund, pursuant to the Class A Plan, reimburses IDI in an amount up to an annual rate of 0.25% of the average daily net assets of Class A shares. The Fund pursuant to the Class C and Class R Plan, pays IDI compensation at the annual rate of 1.00% of the average daily net assets of Class C shares and 0.50% of the average daily net assets of Class R shares. The fees are accrued daily and paid monthly. Of the Plan payments, up to 0.25% of the average daily net assets of each class of shares may be paid to furnish continuing personal shareholder services to customers who purchase and own shares of such classes. Any amounts not paid as a service fee under the Plan would constitute an asset-based sales charge. Rules of the Financial Industry Regulatory Authority (“FINRA”) impose a cap on the total sales charges, including asset-based sales charges, that may be paid by any class of shares of the Fund plans. Prior to the Reorganization, the Acquired Fund paid distribution fees to OppenheimerFunds Distributor, Inc. For the six months ended October 31, 2019, expenses incurred under the plans are shown in the Statement of Operations as Distribution and service plan fees.

Front-end sales commissions and CDSC (collectively, the “sales charges”) are not recorded as expenses of the Fund. Front-end sales commissions are deducted from proceeds from the sales of Fund shares prior to investment in Class A shares of the Fund. CDSC are deducted from redemption proceeds prior to remittance to the shareholder. During the six months ended October 31, 2019, IDI advised the Fund that IDI retained $17,935 in front-end sales commissions from the sale of Class A shares and $450 and $726 from Class A and Class C shares, respectively, for CDSC imposed on redemptions by shareholders. From the beginning of the fiscal year to the date of the Reorganization, OppenheimerFunds Distributor, Inc. retained $5,054 in front–end sales commissions from the sale of Class A shares and $250 and $57 from Class A and Class C shares, respectively, for CDSC imposed on redemption by shareholders.

Certain officers and trustees of the Trust are officers and directors of the Adviser, IIS and/or IDI.

Note 3 – Additional Valuation Information

GAAP defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs

36      INVESCO OPPENHEIMER DIVIDEND OPPORTUNITY FUND

to valuation methods, giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3), generally when market prices are not readily available or are unreliable. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:

Level 1 — Prices are determined using quoted prices in an active market for identical assets.

Level 2 — Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, loss severities, default rates, discount rates, volatilities and others.

Level 3 — Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Fund’s own assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.

The following is a summary of the tiered valuation input levels, as of October 31, 2019. The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

	Level 1— Unadjusted Quoted Prices	Level 2— Other Significant Observable Inputs	Level 3— Significant Unobservable Inputs	Value
Assets Table
Investments, at Value:
Common Stocks
Consumer Discretionary	$14,303,366	$3,015,309	$—	$17,318,675
Consumer Staples	32,350,893	1,818,625	—	34,169,518
Energy	21,017,948	3,280,600	—	24,298,548
Financials	34,659,156	—	—	34,659,156
Health Care	28,357,646	3,890,556	—	32,248,202
Industrials	14,158,402	10,126,024	—	24,284,426
Information Technology	11,563,467	—	—	11,563,467
Materials	6,681,548	—	—	6,681,548
Telecommunication Services	12,988,240	3,107,979	—	16,096,219
Utilities	23,953,788	6,215,515	—	30,169,303
Investment Company	21,186,334	—	—	21,186,334

Total Investments, at Value	221,220,788	31,454,608	—	252,675,396
Other Financial Instruments:
Forward currency exchange contracts	$—	$458	$—	$458

Total Assets	$221,220,788	$31,455,066	$—	$252,675,854

37      INVESCO OPPENHEIMER DIVIDEND OPPORTUNITY FUND

NOTES TO FINANCIAL STATEMENTS Unaudited / Continued

	Level 1— Unadjusted Quoted Prices	Level 2— Other Significant Observable Inputs	Level 3— Significant Unobservable Inputs	Value

Liabilities Table
Other Financial Instruments:
Forward currency exchange contracts	$—	$(37,296)	$—	$(37,296)

Total Liabilities	$—	$(37,296)	$—	$(37,296)

Forward currency exchange contracts and futures contracts, if any, are reported at their unrealized appreciation/depreciation at measurement date, which represents the change in the contract’s value from trade date. All additional assets and liabilities included in the above table are reported at their market value at measurement date.

Note 4 - Derivative Investments

The Fund may enter into an International Swaps and Derivatives Association Master Agreement (“ISDA Master Agreement”) under which a fund may trade OTC derivatives. An OTC transaction entered into under an ISDA Master Agreement typically involves a collateral posting arrangement, payment netting provisions and close-out netting provisions. These netting provisions allow for reduction of credit risk through netting of contractual obligations. The enforceability of the netting provisions of the ISDA Master Agreement depends on the governing law of the ISDA Master Agreement, among other factors. For financial reporting purposes, the Fund does not offset OTC derivative assets or liabilities that are subject to ISDA Master Agreements in the Statement of Assets and Liabilities.

The table below reflects the Fund’s exposure to Counterparties subject to either an ISDA Master Agreement or other agreement for OTC derivative asset transactions as of October 31, 2019:

		Gross Amounts Not Offset in the Statement of Assets & Liabilities
Counterparty	Gross Amounts Not Offset in the Statement of Assets & Liabilities*	Financial Instruments Available for Offset	Financial Instruments Collateral Received**	Cash Collateral Received**	Net Amount
Goldman Sachs Bank
USA	$458	$(458)	$–	$–	$–

	$458	$(458)	$–	$–	$–

*OTC derivatives are reported gross on the Statement of Assets and Liabilities. Exchange traded options and margin related to centrally cleared swaps and futures, if any, are excluded from these reported amounts.

**Reported collateral posted for the benefit of the Fund within this table is limited to the net outstanding amount due from an individual counterparty. The collateral posted for the benefit of the Fund may exceed these amounts.

38      INVESCO OPPENHEIMER DIVIDEND OPPORTUNITY FUND

The table below reflects the Fund’s exposure to Counterparties subject to either an ISDA Master Agreement or other agreement for OTC derivative liability transactions as of October 31, 2019:

		Gross Amounts Not Offset in the Statement of Assets & Liabilities
Counterparty	Gross Amounts Not Offset in the Statement of Assets & Liabilities*	Financial Instruments Available for Offset	Financial Instruments Collateral Pledged**	Cash Collateral Pledged**	Net Amount
Goldman Sachs Bank
USA	$(6,213)	$458	$–	$–	$(5,755)
JPMorgan Chase Bank
NA	(31,083)	–	–	–	(31,083)

	$(37,296)	$458	$–	$–	$(36,838)

*OTC derivatives are reported gross on the Statement of Assets and Liabilities. Exchange traded options and margin related to centrally cleared swaps and futures, if any, are excluded from these reported amounts.

**Reported collateral pledged within this table is limited to the net outstanding amount due from the Fund. The securities pledged as collateral by the Fund as reported on the Schedule of Investments may exceed these amounts.

Value of Derivative Instruments at Period-End

The table below reflects the Fund’s exposure to Counterparties subject to either an ISDA Master Agreement or other agreement for OTC derivative liability transactions as of October 31, 2019:

	Asset Derivatives		Liability Derivatives
Derivatives Not Accounted for as Hedging Instruments	Statement of Assets and Liabilities Location	Value	Statement of Assets and Liabilities Location	Value
Forward currency exchange contracts	Unrealized appreciation on foreign currency exchange contracts	$458	Unrealized depreciation on foreign currency exchange contracts	$37,296

Total		$458		$37,296

Effect of Derivative Investments for the Six Months Ended October 31, 2019

The tables below summarize the gains (losses) on derivative investments, detailed by primary risk exposure, recognized in earnings during the period:

	Amount of Realized Gain or (Loss) Recognized on Derivatives
Derivatives Not Accounted for as Hedging Instruments		Forward currency exchange contracts
Forward currency exchange contracts		$158,449

39      INVESCO OPPENHEIMER DIVIDEND OPPORTUNITY FUND

NOTES TO FINANCIAL STATEMENTS Unaudited / Continued

Amount of Change in Unrealized Gain or (Loss) Recognized on Derivatives
Derivatives Not Accounted for as Hedging Instruments	Forward currency exchange contracts
Forward currency exchange contracts	$(111,312)

The table below summarizes the six months ended average notional value of forward foreign currency contracts during the period.

Forward currency exchange contracts
Average notional amount	$14,171,793

Note 5 – Trustee and Officer Fees and Benefits

The Fund has adopted an unfunded retirement plan (the “Plan”) for the Fund’s Independent Trustees. Benefits are based on years of service and fees paid to each Trustee during their period of service. The Plan was frozen with respect to adding new participants effective December 31, 2006 (the “Freeze Date”) and existing Plan Participants as of the Freeze Date will continue to receive accrued benefits under the Plan. Active Independent Trustees as of the Freeze Date have each elected a distribution method with respect to their benefits under the Plan.

During the reporting period, the Fund’s projected benefit obligations, payments to retired Trustees and accumulated liability were as follows:

Projected Benefit Obligations Increased	$597
Payments Made to Retired Trustees	—
Accumulated Liability as of October 31, 2019	10,961

Certain trustees have executed a Deferred Compensation Agreement pursuant to which they have the option to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Fund. For purposes of determining the amount owed to the Trustee under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of the Fund or in other Invesco and/or Invesco Oppenheimer funds selected by the Trustee. The Fund purchases shares of the funds selected for deferral by the Trustee in amounts equal to his or her deemed investment, resulting in a Fund asset equal to the deferred compensation liability. Such assets are included as a component of “Other” within the asset section of the Statement of Assets and Liabilities. Deferral of Trustees’ fees under the plan will not affect the net assets of the Fund and will not materially affect the Fund’s assets, liabilities or net investment income per share. Amounts will be deferred until distributed in accordance with the compensation deferral plan.

40      INVESCO OPPENHEIMER DIVIDEND OPPORTUNITY FUND

Note 6 – Cash Balances

The Fund is permitted to temporarily carry a negative or overdrawn balance in its account with Citibank, N.A., the custodian bank. Such balances, if any at period-end, are shown in the Statement of Assets and Liabilities under the payable caption Amount due to custodian. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (1) leave funds as a compensating balance in the account so the custodian bank can be compensated by earning the additional interest; or (2) compensate by paying the custodian bank at a rate agreed upon by the custodian bank and Invesco, not to exceed the contractually agreed upon rate.

Note 7 – Investment Transactions

The aggregate amount of investment securities (other than short-term securities, U.S. Treasury obligations and money market funds, if any) purchased and sold by the Fund during the six months ended October 31, 2019 was $66,653,170 and $93,634,937, respectively. Cost of investments, including any derivatives, on a tax basis includes the adjustments for financial reporting purposes as of the most recently completed federal income tax reporting period-end.

Unrealized Appreciation (Depreciation) of Investments on a Tax Basis
Aggregate unrealized appreciation of investments	$36,977,392
Aggregate unrealized (depreciation) of investments	(3,804,819)
Net unrealized appreciation of investments	$33,172,573

Cost of investments for tax purposes is $219,467,615.

Note 8 – Share Information

Transactions in shares of beneficial interest were as follows:

	Six Months Ended October 31, 2019[1]		Year Ended April 30, 2019
	Shares	Amount	Shares	Amount
Class A
Sold	460,122	$10,949,148	1,097,058	$25,113,877
Automatic Conversion	591,435	14,028,521	—	—
Class C to Class A shares Dividends and/or distributions reinvested	86,089	2,073,910	314,995	7,196,512
Redeemed	(981,761)	(23,370,315)	(1,506,970)	(35,137,944)
Net increase (decrease)	155,885	$3,681,264	(94,917)	$(2,827,555)

Class B
Sold	—	$—	12	$288
Dividends and/or distributions reinvested	—	—	—	—
Redeemed[2]	—	—	(8,215)	(190,075)
Net increase (decrease)	—	$—	(8,203)	$(189,787)

41      INVESCO OPPENHEIMER DIVIDEND OPPORTUNITY FUND

NOTES TO FINANCIAL STATEMENTS Unaudited / Continued

	Six Months Ended October 31, 2019[1]		Year Ended April 30, 2019
	Shares	Amount	Shares	Amount
Class C
Sold	69,482	$1,587,157	332,567	$7,378,009
Dividends and/or distributions reinvested	12,976	300,511	76,417	1,676,180
Automatic Conversion Class C to Class A shares	(614,020)	(14,028,521)	—	—
Redeemed	(299,438)	(6,866,531)	(529,945)	(11,934,623)
Net increase (decrease)	(831,000)	$(19,007,384)	(120,961)	$(2,880,434)

Class R
Sold	54,168	$1,267,741	139,146	$3,211,330
Dividends and/or distributions reinvested	6,264	149,258	23,337	526,971
Redeemed	(72,966)	(1,721,569)	(128,921)	(2,976,587)
Net increase (decrease)	(12,534)	$(304,570)	33,562	$761,714

Class Y
Sold	61,116	$1,449,108	329,447	$7,780,313
Dividends and/or distributions reinvested	6,332	152,288	26,958	612,686
Redeemed	(91,530)	(2,165,352)	(363,534)	(8,277,881)
Net increase (decrease)	(24,082)	$(563,956)	(7,129)	$115,118

Class R5[3]
Sold	440	$10,148	—	$—
Dividends and/or distributions reinvested	—	—	—	—
Redeemed	—	—	—	—
Net increase (decrease)	440	$10,148	—	$—

Class R6
Sold	16,254	$385,520	61,064	$1,383,725
Dividends and/or distributions reinvested	2,498	60,078	6,738	153,999
Redeemed	(12,534)	(299,799)	(20,458)	(477,642)
Net increase (decrease)	6,218	$145,799	47,344	$1,060,082

1. There are entities that are record owners of more than 5% of the outstanding shares of the Fund and own 11% of the outstanding shares of the Fund. IDI has an agreement with these entities to sell Fund shares. The Fund, Invesco and/or Invesco affiliates may make payments to these entities, which are considered to be related to the Fund, for providing services to the Fund, Invesco and/or Invesco affiliates, including but not limited to services such as securities brokerage, distribution, third party record keeping and account servicing. The Fund has no knowledge as to whether all or any portion of the shares owned of record by these entities are also owned beneficially.

2. All outstanding Class B Shares Converted to Class A shares on June 1, 2018.

3. Commencement date after the close of business on May 24, 2019.

Note 9 – Borrowings

Joint Credit Facility. A number of mutual funds managed by the Adviser participate in a $1.95 billion revolving credit facility (the “Facility”) intended to provide short-term financing, if necessary, subject to certain restrictions in connection with atypical redemption activity.

42      INVESCO OPPENHEIMER DIVIDEND OPPORTUNITY FUND

Expenses and fees related to the Facility are paid by the participating funds and are disclosed separately or as other expenses on the Statement of Operations. The Fund did not utilize the Facility during the reporting period. The Facility terminated May 24, 2019.

Note 10 – Independent Registered Public Accounting Firm

The Audit Committee of the Board of Trustees appointed, and the Board of Trustees ratified and approved, PricewaterhouseCoopers LLP (“PwC”) as the independent registered public accounting firm of the Fund for the fiscal periods ending after May 24, 2019. Prior to the close of business on May 24, 2019, the Predecessor Fund was a separate series of an unaffiliated investment company and its financial statements were audited by a different independent registered public accounting firm (the “Prior Auditor”).

Effective after the close of business on May 24, 2019, the Prior Auditor resigned as the independent registered public accounting firm of the Fund. The Prior Auditor’s report on the financial statements of the Predecessor Fund for the past two fiscal years did not contain an adverse or disclaimer of opinion, and was not qualified or modified as to uncertainty, audit scope or accounting principles. During the Predecessor Fund’s two most recent fiscal years and through the close of business on May 24, 2019, there were no (1) disagreements with the Prior Auditor on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the Prior Auditor’s satisfaction, would have caused it to make reference to that matter in connection with its report; or (2) “reportable events,” as that term is defined in Item 304(a)(1)(v) of Regulation S-K under the Securities Exchange Act of 1934.

Note 11 – Subsequent Event

The Board of Trustees unanimously approved an Agreement and Plan of Reorganization (the “Agreement”) pursuant to which Invesco Oppenheimer Dividend Opportunity Fund (the “Fund”) would transfer all of its assets and liabilities to Invesco Dividend Income Fund (the “Acquiring Fund”).

Upon closing of the reorganization, shareholders of the Fund will receive a corresponding class of shares of the Acquiring Fund in exchange for their shares of the Fund and the Fund will liquidate and cease operations.

43      INVESCO OPPENHEIMER DIVIDEND OPPORTUNITY FUND

APPROVAL OF INVESTMENT ADVISORY AND SUB-ADVISORY CONTRACTS Unaudited

At meetings held on December 14, 2018, the Board of Trustees (the Board or the Trustees) of AIM Equity Funds (Invesco Equity Funds) (the Trust) as a whole, and the independent Trustees, who comprise over 75% of the Board, voting separately, approved (i) an amendment to the Trust’s Master Investment Advisory Agreement with Invesco Advisers, Inc. (Invesco Advisers and the investment advisory agreement) to add Invesco Oppenheimer Dividend Opportunity Fund (the Fund), (ii) an amendment to the Master Intergroup Sub-Advisory Contract for Mutual Funds with Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Canada Ltd. to add the Fund, (iii) an amendment to the separate sub-advisory contract with Invesco Capital Management LLC to add the Fund, (iv) an amendment to the separate sub-advisory contract with Invesco Asset Management (India) Private Limited to add the Fund, and (v) an initial sub-advisory contract with OppenheimerFunds, Inc. (collectively, the Affiliated Sub-Advisers and the sub-advisory contracts). Additionally, on March 26, 2019, the Board re-approved an initial sub-advisory contract with OppenheimerFunds, Inc. following its change of control as a result of the acquisition of OppenheimerFunds, Inc. and its subsidiaries, including the Oppenheimer mutual funds (each, an Oppenheimer Fund), by Invesco Ltd. (the OFI Transaction). After evaluating the factors discussed below, among others, the Board approved the Fund’s investment advisory agreement and the sub-advisory contracts and determined that the compensation payable by the Fund to Invesco Advisers and by Invesco Advisers to the Affiliated Sub-Advisers is fair and reasonable.

The Board’s Evaluation Process

The Board noted that it had previously approved establishing the Fund at the Board meeting held on October 23, 2018 and that the Fund was formed to acquire the assets and liabilities of an Oppenheimer Fund (the Acquired Fund) with the same investment objective and substantially similar principal investment strategies and risks. At the time of approval, the Fund had no assets and no performance history and the portfolio managers were not employed by Invesco Advisers or any of the Affiliated Sub-Advisers except OppenheimerFunds, Inc., which was not affiliated with Invesco at that time.

In approving the investment advisory agreement and sub-advisory contracts, the Board followed a process similar to the process that it follows in annually reviewing and approving investment advisory agreements and sub-advisory contracts for the series portfolios of funds advised by Invesco Advisers and considered the information provided in the most recent annual review process for those funds as well as the information provided with respect to the Fund. As part of the approval process, the Board reviewed and considered information provided in response to detailed requests for information submitted to management by the independent Trustees with assistance from legal counsel to the independent Trustees. The Board reviewed comparative investment performance and fee data prepared by Invesco Advisers and an independent mutual fund data provider. The Board was assisted in its

44      INVESCO OPPENHEIMER DIVIDEND OPPORTUNITY FUND

review by the Senior Officer, an officer of the Invesco Funds who reports directly to the independent Trustees, and by independent legal counsel.

The discussion below serves as a summary of the material factors and related conclusions that formed the basis for the Board’s approval of the Fund’s investment advisory agreement and sub-advisory contracts. The Trustees’ review and conclusions are based on the comprehensive consideration of all information presented to them and are not the result of any single determinative factor. Moreover, one Trustee may have weighed a particular piece of information or factor differently than another Trustee. This information is current as of December 14, 2018 and March 26, 2019 for the sub-advisory contract with OppenheimerFunds, Inc.

Factors and Conclusions and Summary of Independent Written Fee Evaluation

A. Nature, Extent and Quality of Services Provided by Invesco Advisers and the Affiliated Sub-Advisers

The Board reviewed the nature, extent and quality of the advisory services to be provided to the Fund by Invesco Advisers under the Fund’s investment advisory agreement, and the credentials and experience of the officers and employees of Invesco Advisers who will provide these services. The Board’s review included consideration of the investment process oversight and structure, credit analysis and investment risk management to be employed in providing advisory services to the Fund. The Board also considered non-advisory services that Invesco Advisers and its affiliates provide to the Invesco Funds and will provide to the Fund, such as various back office support functions, third party oversight, internal audit, valuation, portfolio trading and legal and compliance. The Board also received and reviewed information about Invesco Advisers’ role as administrator of the Invesco Funds’ liquidity risk management program. The Board also reviewed and considered the benefits to shareholders of investing in a fund that is part of the Invesco family of funds under the umbrella of Invesco Ltd., Invesco Advisers’ parent company, and noted Invesco Ltd.’s depth and experience in conducting an investment management business, as well as its commitment of financial and other resources to such business. The Board reviewed and considered information about the resources that Invesco Advisers intends to continue to commit to managing the Invesco family of funds, including the Fund, following the OFI Transaction. The Board concluded that the nature, extent and quality of the services to be provided to the Fund by Invesco Advisers are appropriate and satisfactory.

The Board reviewed the services that may be provided by the Affiliated Sub-Advisers under the sub-advisory contracts and the credentials and experience of the officers and employees of the Affiliated Sub-Advisers who provide these services. The Board noted the Affiliated Sub-Advisers’ expertise with respect to certain asset classes and that the Affiliated Sub-Advisers have offices and personnel that are located in financial centers around the world.

45      INVESCO OPPENHEIMER DIVIDEND OPPORTUNITY FUND

APPROVAL OF INVESTMENT ADVISORY AND SUB-ADVISORY CONTRACTS Unaudited / Continued

As a result, the Board noted that the Affiliated Sub-Advisers can provide research and investment analysis on the markets and economies of various countries in which the Fund may invest, make recommendations regarding securities and assist with security trades. The Board concluded that the sub-advisory contracts may benefit the Fund and its shareholders by permitting Invesco Advisers to use the resources and talents of the Affiliated Sub-Advisers in managing the Fund. The Board concluded that the nature, extent and quality of the services that may be provided by the Affiliated Sub-Advisers are appropriate and satisfactory.

B. Fund Investment Performance

The Board noted that the Fund would continue the historical performance information of the Acquired Fund following the consummation of the OFI Transaction. The Board considered the performance of the Acquired Fund and the fact that, at the closing of the OFI Transaction, management anticipates that the Fund will be managed pursuant to substantially similar investment strategies and by substantially the same portfolio management team as managed the Acquired Fund. The Board did not view Fund performance as a relevant factor in considering whether to approve the sub-advisory contracts for the Fund, as no Affiliated Sub-Adviser currently manages assets of the Fund.

The Board compared the Fund’s investment performance over multiple time periods ending December 31, 2017 to the performance of funds in the Morningstar performance universe and against the Fund’s benchmark index. The Trustees also reviewed more recent Fund performance and this review did not change their conclusions.

C. Advisory and Sub-Advisory Fees and Fund Expenses

The Board compared the Fund’s contractual management fee rate to the contractual management fee rates of funds in the Fund’s Morningstar expense group. The Board also considered comparative information regarding the Fund’s total expense ratio and its various components.

The Board noted that Invesco Advisers has contractually agreed to waive fees and/or limit expenses of the Fund for at least two years from the closing date of the OFI Transaction in an amount necessary to limit total annual operating expenses to a specified percentage of average daily net assets for each class of the Fund.

The Board also compared the Fund’s effective advisory fee rate (the advisory fee rate after advisory fee waivers and before other expense limitations/waivers) to the effective advisory fee rates of other mutual funds in the Fund’s Lipper category advised or sub-advised by Invesco Advisers and its affiliates, based on asset balances as of December 31, 2017.

The Board also considered the services that may be provided by the Affiliated Sub-Advisers

46      INVESCO OPPENHEIMER DIVIDEND OPPORTUNITY FUND

pursuant to the sub-advisory contracts, as well as the fees payable by Invesco Advisers to the Affiliated Sub-Advisers pursuant to the sub-advisory contracts.

D. Economies of Scale and Breakpoints

The Board considered the extent to which there may be economies of scale in the provision of advisory services to the Fund. The Board considered Invesco’s reinvestment in its business, including investments in business infrastructure and cybersecurity. The Board also considered that the Fund may benefit from economies of scale through contractual breakpoints in the Fund’s advisory fee schedule, which generally operate to reduce the Fund’s expense ratio as it grows in size. The Board noted that the Fund will share directly in economies of scale through lower fees charged by third party service providers based on the combined size of the Invesco Funds. The Board noted that the Fund may also benefit from economies of scale through initial fee setting, fee waivers and expense reimbursements.

E. Profitability and Financial Resources

The Board reviewed information from the 2018 contract renewal process provided by Invesco Advisers concerning the costs of the advisory and other services that Invesco Advisers and its affiliates provide to the Invesco Funds and the profitability of Invesco Advisers and its affiliates in providing these services. The Board considered the methodology used for calculating profitability and noted the periodic review of such methodology by an independent consultant. The Board noted that Invesco Advisers will continue to operate at a net profit from services Invesco Advisers and its affiliates provide to the Invesco Funds. The Board did not deem the level of profits realized by Invesco Advisers and its affiliates from providing services to the Invesco Funds, and the profits estimated to be realized by the Fund, to be excessive given the nature, extent and quality of the services provided. The Board received information from Invesco Advisers demonstrating that Invesco Advisers and the Affiliated Sub-Advisers are financially sound and have the resources necessary to perform their obligations under the investment advisory agreement and sub-advisory contracts.

F. Collateral Benefits to Invesco Advisers and its Affiliates

The Board considered various other benefits to be received by Invesco Advisers and its affiliates from the relationship with the Fund, including the fees to be received for providing administrative, transfer agency and distribution services to the Fund. The Board considered the performance of Invesco Advisers and its affiliates in providing these services to other Invesco Funds and the organizational structure employed to provide these services. The Board also considered that these services will be provided to the Fund pursuant to written contracts that are reviewed and approved on an annual basis by the Board; and that the services are required for the operation of the Fund.

47      INVESCO OPPENHEIMER DIVIDEND OPPORTUNITY FUND

APPROVAL OF INVESTMENT ADVISORY AND SUB-ADVISORY CONTRACTS Unaudited / Continued

The Board considered the benefits realized by Invesco Advisers and the Affiliated Sub-Advisers as a result of portfolio brokerage transactions executed through “soft dollar” arrangements. The Board noted that soft dollar arrangements may result in the Fund bearing costs to purchase research that may be used by Invesco Advisers or the Affiliated Sub-Advisers with other clients and may reduce Invesco Advisers’ or the Affiliated Sub-Advisers’ expenses. The Board also considered that it will receive periodic reports from Invesco representing that these arrangements are consistent with regulatory requirements. The Board did not deem the soft dollar arrangements to be inappropriate.

The Board considered that the Fund’s uninvested cash and cash collateral from any securities lending arrangements may be invested in money market funds advised by Invesco Advisers pursuant to procedures approved by the Board. The Board considered that Invesco Advisers will receive advisory fees from these affiliated money market funds attributable to such investments, although Invesco Advisers has contractually agreed to waive through varying periods the advisory fees payable by the Invesco Funds with respect to certain investments in the affiliated money market funds. The waiver is in an amount equal to 100% of the net advisory fee Invesco Advisers will receive from the affiliated money market funds with respect to the Fund’s investment in the affiliated money market funds of uninvested cash, but not cash collateral. The Board concluded that the amount of advisory fees to be received by Invesco Advisers from the Fund’s investment of cash collateral from any securities lending arrangements in the affiliated money market funds is fair and reasonable.

The Board also considered that an affiliated broker may receive commissions for executing certain trades for the Fund. Invesco Advisers and the Affiliated Sub-Advisers may use the affiliated broker to, among other things, control order routing and minimize information leakage, and the Board was be advised that such trades will be executed in compliance with rules under the federal securities laws and consistent with best execution obligations.

48      INVESCO OPPENHEIMER DIVIDEND OPPORTUNITY FUND

PORTFOLIO PROXY VOTING POLICIES AND GUIDELINES;

UPDATES TO STATEMENT OF INVESTMENTS Unaudited

Go paperless with eDelivery

Visit invesco.com/edelivery to enjoy the convenience and security of anytime electronic access to your investment documents.

With eDelivery, you can elect to have any or all of the following materials delivered straight to your inbox to download, save and print from your own computer:

• Fund reports and prospectuses

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• Daily confirmations

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Invesco mailing information

Send general correspondence to Invesco Investment Services, Inc., P.O. Box 219078, Kansas City, MO 64121-9078.

Important notice regarding delivery of security holder documents

To reduce Fund expenses, only one copy of most shareholder documents may be mailed to shareholders with multiple accounts at the same address (Householding). Mailing of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact Invesco Investment Services, Inc. at 800 959 4246 or contact your financial institution. We will begin sending you individual copies for each account within 30 days after receiving your request.

Fund holdings and proxy voting information

The Fund provides a complete list of its holdings four times in each fiscal year, at the quarter ends. For the second and fourth quarters, the lists appear in the Fund’s semiannual and annual reports to shareholders. For the first and third quarters, the Fund files the lists with the Securities and Exchange Commission (SEC) as an exhibit to its reports on Form N-PORT. The most recent list of portfolio holdings is available at invesco.com/completeqtrholdings. Shareholders can also look up the Fund’s Forms N-PORT on the SEC website at sec.gov.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, from our Client Services department at 800 959 4246 or at invesco.com/proxyguidelines. The information is also available on the SEC website, sec.gov.

Information regarding how the Fund voted proxies related to its portfolio securities during the most recent 12-month period ended June 30 is available at invesco.com/proxysearch. The information is also available on the SEC website, sec.gov.

Invesco Advisers, Inc. is an investment adviser; it provides investment advisory services to individual and institutional clients and does not sell securities. Invesco Distributors, Inc. is the US distributor for Invesco Ltd.’s retail mutual funds, exchange-traded funds and institutional money market funds. Both are wholly owned, indirect subsidiaries of Invesco Ltd.

49      INVESCO OPPENHEIMER DIVIDEND OPPORTUNITY FUND

INVESCO’S PRIVACY NOTICE

Invesco recognizes the importance of protecting your personal and financial information when you visit our website located at www.invesco.com (the “Website”). The following information is designed to help you understand the information collection practices at this Website. We will not sell, share or rent your personally identifiable information to others in contravention of this Privacy Policy. When we refer to ourselves as “we” or “Invesco” in this Privacy Policy, we mean our entire company including our affiliates, such as subsidiaries.

By visiting this Website, you are accepting the practices described in this Privacy Policy. If you do not agree to this policy, you may not use this Website. This Privacy Policy is subject to change without notice, from time to time in our sole discretion. You acknowledge that by accessing the Website after we have posted changes to this Privacy Policy, you are agreeing to this Privacy Policy as modified. Please review the Terms of Use1 to learn of other terms and conditions applicable to your use of the Website.

Please note that this Privacy Policy is not an exclusive statement of our privacy principles across all products and services. Other privacy principles or policies may apply depending on the products or services you obtain from Invesco, or the jurisdiction in which you transact with Invesco.

This Privacy Policy was last updated on May 6, 2018.

Information We Collect and Use

We collect personal information you choose to submit to the Website in order to process transactions requested by you and meet our contractual obligations. For example, you can choose to provide your name, contact information, social security number, or tax identification number in connection with accessing your account, or you can choose to provide your personal information when you fill out a secure account question form. Any information collected about you from the Website can, from time to time, be associated with other identifying information we have about you.

In addition, we may gather information about you automatically through your use of the Website, e.g. your IP address, how you navigate the Website, the organization from which you are accessing the Website, and the websites that you access before and after you visit the Website.

When you access the Website, we may also collect information such as unique device identifiers, your screen resolution and other device settings, information about your location, and analytical information about how you use the device from which you are viewing the Website. Where applicable, we may ask your permission before collecting certain information, such as precise geolocation information.

From time to time, we use or augment the personal information we have about you with information obtained from third parties. For example, we use third party information to confirm contact or financial information or to better understand your interests by associating demographic information from third parties with the information you have provided.

How We Use Personal Information

We use your personal information to respond to your inquiries and provide the products and services you request. We also use your information from time to time to deliver the content and services we believe

1NTD

50      INVESCO OPPENHEIMER DIVIDEND OPPORTUNITY FUND

you will find the most relevant and to provide customer service and support.

We also use the information you provide to further develop and improve our products and services. We aggregate and/or de-identify data about visitors to the Website for various business purposes including product and service development and improvement activities.

How We Share Personal Information

We collaborate with other companies and individuals to perform services for us and on our behalf and we collaborate with our affiliates, other companies and individuals with respect to particular products or services (“Providers”). Examples of Providers include data analysis firms, customer service and support providers, email and SMS vendors, and web-hosting and development companies. Some Providers collect information for us or on our behalf on our Website. These Providers can be provided with access to personal information needed to perform their functions.

We reserve the right to disclose your personal information as required by law, when we believe disclosure is necessary to comply with a regulatory requirement, judicial proceeding, court order or legal process served on us, to protect the safety, rights or property of our customers, the public or Invesco or to enforce the Terms of Use.

If we sell or transfer a business unit (such as a subsidiary) or an asset (such as a website) to another company, we will share your personal information with such company. You will receive notice of such an event and the new entity will inform you of any changes to the practices in this Privacy Policy. If the new entity wishes to make additional use of your information, you have the right to decline such use at that time.

We occasionally disclose aggregate or de-identified data that is not personally identifiable with third parties.

Cookies and Other Tools

Invesco and its Providers collect information about you by using cookies, tracking pixels and other technologies. We use this information to better understand, customize and improve user experience with our websites, services and offerings as well as to manage our advertising. For example, we use web analytics services that use these technologies to gather information to help us understand how visitors engage with and navigate our Website, e.g., how and when pages in a site are visited and by how many visitors. We are also able to offer our visitors a more customized, relevant experience on our sites using these technologies by delivering content and functionality based on your preferences and interests.

Depending on their purpose, some cookies will only operate for the length of a single browsing session, while others have a longer life span to ensure that they fulfill their longer-term purposes. Your web browser can be set to allow you to control whether you will accept cookies or reject cookies, to notify you each time a cookie is sent to your browser, or to delete cookies that have already been set. If your browser is set to reject cookies, certain aspects of the Website that are cookie-enabled will not recognize you when you return to the website, and some Website functionality may be lost. The “Help” section of your browser may tell you how to prevent your browser from accepting cookies. To find out more about cookies, visit www.aboutcookies.org.

51      INVESCO OPPENHEIMER DIVIDEND OPPORTUNITY FUND

INVESCO’S PRIVACY NOTICE Continued

Security

No data transmission over the internet can be 100% secure, so Invesco cannot ensure or warrant the security of any information you submit to us on this Website. However, Invesco seeks to protect your personal information from unauthorized access or use when you transact business on our Website using technical, administrative and procedural measures. Invesco makes no representation as to the reasonableness, efficacy, or appropriateness of the measures we use to safeguard such information.

Users are responsible for maintaining the secrecy of their own passwords. If you have reason to believe that your interaction with us is no longer secure (for example, if you feel that the security of any account you might have with us has been compromised), please immediately notify us by contacting us as specified below.

Transfer of Data to Other Countries

Any information you provide to Invesco through use of the Website may be stored and processed, transferred between and accessed from the United States, Canada and other countries which do not guarantee the same level of protection of personal information as the one in which you reside. However, Invesco will handle your personal information in accordance with this Privacy Policy regardless of where your personal information is stored/accessed.

Children’s Privacy

We are committed to protecting the privacy of children. We do not knowingly collect personal information from children under the age of 18. If you are under the age of 18, do not provide us with any personal information.

Contact Us

Please contact us if you have any questions or concerns about your personal information or require assistance in managing your choices.

Invesco Ltd.

1555 Peachtree St. NE

Atlanta, GA 30309

By phone:

(404) 439-3236

By fax:

(404) 962-8288

By email:

Anne.Gerry@invesco.com

Please update your account information by logging in or contact us by email or telephone as specified above to update your account information whenever such information ceases to be complete or accurate.

You may also contact us to:

52      INVESCO OPPENHEIMER DIVIDEND OPPORTUNITY FUND

• Request that we amend, rectify, delete or update the personal data we hold about you;

• Where possible (e.g. in relation to marketing) amend or update your choices around processing;

• Request a copy of personal data held by us.

Disclaimer

Where the Website contains links to third-party websites/content/services that are not owned or controlled by Invesco, Invesco is not responsible for how these properties operate or treat your personal information so we recommend that you read the privacy policies and terms associated with these third party properties carefully.

53      INVESCO OPPENHEIMER DIVIDEND OPPORTUNITY FUND

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With eDelivery, you can elect to have any or all of the following materials delivered straight to your inbox to download, save and print from your own computer:

◾	Fund reports and prospectuses
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Invesco mailing information

Send general correspondence to Invesco Investment Services, Inc., P.O. Box 219078, Kansas City, MO 64121-9078.

Invesco Distributors, Inc.	O-DOPP-SAR-1 122719

Item 2. Code of Ethics.

Not required for a semiannual report

Item 3. Audit Committee Financial Expert.

Not applicable.

Item 4. Principal Accountant Fees and Services.

During the reporting period, PricewaterhouseCoopers LLC (“PwC”) advised the Audit Committee of the following matters for consideration under the SEC’s auditor independence rules. PwC advised the Audit Committee that a PwC Senior Associate, a PwC Manager and a PwC Director each held financial interests in investment companies within the Invesco Fund Complex that were inconsistent with the requirements of Rule 2-01(c)(1) of Regulation S-X. PwC noted, among other things, that during the time of its audit, the engagement team was not aware of the investments (or with respect to the PwC Senior Associate and one PwC Manager. was not aware until after the investments were confirmed as SEC exceptions), the individuals were not in the chain of command of the audit or the audit partners of Invesco or the affiliate of the Registrant, the services each individual provided were not relied upon by the audit engagement team with respect to the audit of the Registrant or its affiliates (or with respect to the PwC Senior Associate, the services were performed by an individual who did not have decision-making responsibilities for matters that materially affected the audit and were reviewed by team members at least two levels higher than the PwC Senior Associate), and the investments were not material to the net worth of each individual or their respective immediate family members which PwC considered in reaching its conclusion. PwC advised the Audit Committee that it believes its objectivity and impartiality had not been adversely affected by these matters as they related to the audit of the Registrant.

On May 24, 2019, certain investment advisor subsidiaries of Invesco Ltd. assumed management responsibility from Oppenheimer Funds, Inc. (“OFI”) for 83 open-end mutual funds and 20 exchange-traded funds (collectively, the “Oppenheimer Funds”). Assumption of management responsibility for the Oppenheimer Funds was accomplished through the reorganization of each Oppenheimer Fund into a new Invesco shell fund (collectively, the “New Invesco Funds”) that did not have pre-existing assets (together, the “Reorganizations”). The Reorganizations were part of the acquisition by Invesco Ltd. (together with its subsidiaries, “Invesco”) of the asset management business of OFI (including the Oppenheimer Funds) from Massachusetts Mutual Life Insurance Company (“MassMutual”), which was also consummated on May 24, 2019 (the “Acquisition”). Subsequent to the Acquisition, MassMutual became a significant shareholder of Invesco, and the Invesco Ltd. board of directors expanded by one director with the addition of a director selected by MassMutual.

Prior to the consummation of the Acquisition and the Reorganizations on May 24, 2019, PwC completed an independence assessment to evaluate the services and relationships with OFI and its affiliates, which became affiliates of Invesco upon the closing of the Acquisition. The assessment identified the following relationship and services that are inconsistent with the auditor independence rules under Rule 2-01 of Regulation S-X (“Rule 2-01”) if provided to an affiliate of an audit client. A retired PwC partner who receives a benefit from PwC that is not fully funded, served as a member of Audit Committee of the Boards of Trustees of certain Oppenheimer Funds prior to the Acquisition (the “Pre-Reorganization Relationship”). Additionally, PwC provided certain non-audit services including, expert legal services to one Oppenheimer Fund, custody of client assets in connection with payroll services, a non-audit service performed pursuant to a success-based fee, non-audit services in which PwC acted as an advocate on behalf of a MassMutual foreign affiliate and certain employee activities undertaken in connection with the provision of non-audit services for MassMutual and certain MassMutual foreign affiliates (collectively, the “Pre-Reorganization Services”).

PwC and the Audit Committees of the New Invesco Funds each considered the impact that the Pre-Reorganization Relationship and Services have on PwC’s independence with respect to the New Invesco Funds. On the basis of the nature of the relationship and services performed, and in particular the mitigating factors described below, PwC concluded that a reasonable investor, possessing knowledge of all the relevant facts and circumstances regarding the Pre-Reorganization Relationship and Services, would conclude that the Pre-Reorganization Relationship and Services do not impair PwC’s ability to exhibit the requisite objectivity and impartiality to report on the financial statements of the New Invesco Funds for the years ending May 31, 2019 – April 30, 2020 (“PwC’s Conclusion”).

The Audit Committees of the Boards of Trustees of the New Invesco Funds, based upon PwC’s Conclusion and the concurrence of Invesco, considered the relevant facts and circumstances including the mitigating factors described below and, after careful consideration, concluded that PwC is capable of exercising objective and impartial judgment in connection with its audits of the financial statements of the New Invesco Funds that the respective Boards of Trustees oversee.

Mitigating factors that PwC and the Audit Committees considered in reaching their respective conclusions included, among others, the following factors:

•	none of the Pre-Reorganization Relationship or Services created a mutuality of interest between PwC and the New Invesco Funds;
•	PwC will not act in a management or employee capacity for the New Invesco Funds or their affiliates during any portion of PwC’s professional engagement period;
•

other than the expert legal services, Pre-Reorganization Services that have been provided to OFI, MassMutual and their affiliates do not have any impact on the financial statements of the New Invesco Funds;

•

as it relates to the expert legal services, while the service provided by PwC related to litigation involving one Oppenheimer Fund, the impact of the litigation on the Oppenheimer Fund’s financial statements was based upon OFI’s decision, and OFI management represented that the PwC service was not considered a significant component of its decision;

•

while certain employees of OFI who were involved in the financial reporting process of the Oppenheimer Funds will be employed by Invesco subsequent to the Reorganizations, existing officers of other Invesco Funds will serve as Principal Executive Officer and Principal Financial Officer or equivalent roles for the New Invesco Funds, and are ultimately responsible for the accuracy of all financial statement assertions for the entirety of the financial reporting periods for the New Invesco Funds;

•

the Pre-Reorganization Services giving rise to the lack of independence were provided to, or entered into with, OFI, MassMutual and their affiliates at a time when PwC had no independence restriction with respect to these entities;

•	with the exception of the expert legal service provided to one Oppenheimer Fund, none of the Pre-Reorganization Services affected the operations or financial reporting of the New Invesco Funds;
•

the Pre-Reorganization Services provided by PwC to OFI, MassMutual and their affiliates were performed by persons who were not, and will not be, part of the audit engagement team for the New Invesco Funds; and

•	the fees associated with the Pre-Reorganization Services were not material to MassMutual, Invesco or PwC.

Item 5. Audit Committee of Listed Registrants

Not applicable.

Item 6. Schedule of Investments.

Investments in securities of unaffiliated issuers is included as part of the reports to stockholders filed under Item 1 of this Form.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

None

Item 11. Controls and Procedures.

(a)

As of December 18, 2019, an evaluation was performed under the supervision and with the participation of the officers of the Registrant, including the PEO and PFO, to assess the effectiveness of the Registrant’s disclosure controls and procedures, as that term is defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”), as amended. Based on that evaluation, the Registrant’s officers, including the PEO and PFO, concluded that, as of December 18, 2019, the Registrant’s disclosure controls and procedures were reasonably designed to ensure: (1) that information required to be disclosed by the Registrant on Form N-CSR is recorded, processed, summarized and reported within the time periods specified by the rules and forms of the Securities and Exchange Commission; and (2) that material information relating to the Registrant is made known to the PEO and PFO as appropriate to allow timely decisions regarding required disclosure.

(b)

There have been no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable.

Item 13. Exhibits.

13(a) (1)	Not applicable.

13(a) (2)	Certifications of principal executive officer and principal financial officer as required by Rule 30a-2(a) under the Investment Company Act of 1940.

13(a) (3)	Not applicable.

13(a) (4)	Registrant’s Independent Public Accountant, attached as Exhibit 99. ACCT

13(b)	Certifications of principal executive officer and principal financial officer as required by Rule 30a-2(b) under the Investment Company Act of 1940.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant:    AIM Equity Funds (Invesco Equity Funds)

By:	/s/ Sheri Morris
Sheri Morris
Principal Executive Officer

Date:	January 3, 2020

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Sheri Morris
Sheri Morris
Principal Executive Officer

Date:	January 3, 2020

By:	/s/ Kelli Gallegos
Kelli Gallegos
Principal Financial Officer

Date:	January 3, 2020